Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York Financial Statements December 31, 2024 and 2023

Lincoln Life & Annuity Company of New York

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion

We have audited the financial statements of Lincoln Life & Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
March 28, 2025

Lincoln Life & Annuity Company of New York
BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2024	2023
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2024 – $7,204; 2023 – $7,350; allowance for credit losses: 2024 – $2; 2023 – $2)	$6,339	$6,724
Equity securities	9	8
Mortgage loans on real estate, net of allowance for credit losses	897	919
Policy loans	181	188
Derivative investments	21	16
Other investments	3	2
Total investments	7,450	7,857
Cash and invested cash	133	75
Deferred acquisition costs, value of business acquired and deferred sales inducements	495	532
Reinsurance recoverables, net of allowance for credit losses	524	536
Deposit assets, net of allowance for credit losses	1,670	1,637
Market risk benefit assets	267	215
Accrued investment income	85	92
Goodwill	26	26
Other assets	261	172
Separate account assets	7,882	7,598
Total assets	$18,793	$18,740

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$4,740	$4,891
Future contract benefits	2,147	2,157
Funds withheld reinsurance liabilities	1,670	1,638
Market risk benefit liabilities	32	57
Deferred front-end loads	176	178
Other liabilities	542	442
Separate account liabilities	7,882	7,598
Total liabilities	17,189	16,961

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,283	1,245
Accumulated other comprehensive income (loss)	(620)	(407)
Total stockholder’s equity	1,604	1,779
Total liabilities and stockholder’s equity	$18,793	$18,740

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Revenues
Insurance premiums	$330	$351	$329
Fee income	259	254	271
Net investment income	369	373	374
Realized gain (loss)	9	2	(17)
Other revenues	1	1	–
Total revenues	968	981	957
Expenses
Benefits	462	525	495
Interest credited	176	186	184
Market risk benefit (gain) loss	(70)	(67)	(15)
Policyholder liability remeasurement (gain) loss	37	(25)	216
Commissions and other expenses	199	207	200
Total expenses	804	826	1,080
Income (loss) before taxes	164	155	(123)
Federal income tax expense (benefit)	24	27	(33)
Net income (loss)	140	128	(90)
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	(177)	179	(1,515)
Market risk benefit non-performance risk gain (loss)	(45)	(36)	(9)
Policyholder liability discount rate remeasurement gain (loss)	9	(7)	62
Total other comprehensive income (loss), net of tax	(213)	136	(1,462)
Comprehensive income (loss)	$(73)	$264	$(1,552)

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,245	1,185	1,313
Net income (loss)	140	128	(90)
Dividends paid to The Lincoln National Life Insurance Company	(102)	(68)	(38)
Balance as of end-of-year	1,283	1,245	1,185

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(407)	(543)	919
Other comprehensive income (loss), net of tax	(213)	136	(1,462)
Balance as of end-of-year	(620)	(407)	(543)
Total stockholder’s equity as of end-of-year	$1,604	$1,779	$1,583

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Cash Flows from Operating Activities
Net income (loss)	$140	$128	$(90)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(9)	(2)	17
Market risk benefit (gain) loss	(70)	(67)	(15)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	35	40	40
Accrued investment income	7	(1)	–
Insurance liabilities and reinsurance-related balances	(123)	(16)	90
Accrued expenses	6	8	(87)
Federal income tax accruals	13	(20)	(6)
Other	28	1	8
Net cash provided by (used in) operating activities	27	71	(43)

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(305)	(420)	(259)
Sales of available-for-sale securities and equity securities	66	192	84
Maturities of available-for-sale securities	364	273	166
Issuance of mortgage loans on real estate	(50)	(52)	(59)
Repayment and maturities of mortgage loans on real estate	72	45	109
Repayment (issuance) of policy loans, net	7	7	22
Net change in collateral on investments, certain derivatives and related settlements	8	(6)	8
Other	(1)	–	–
Net cash provided by (used in) investing activities	161	39	71

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	(2)	5	(38)
Deposits of fixed account balances	421	434	629
Withdrawals of fixed account balances	(447)	(419)	(555)
Transfers from (to) separate accounts, net	–	(33)	(36)
Dividends paid to The Lincoln National Life Insurance Company	(102)	(68)	(38)
Net cash provided by (used in) financing activities	(130)	(81)	(38)

Net increase (decrease) in cash, invested cash and restricted cash	58	29	(10)
Cash, invested cash and restricted cash as of beginning-of-year	75	46	56
Cash, invested cash and restricted cash as of end-of-year	$133	$75	$46

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement products and solutions. These products are marketed primarily through personal-producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior year financial statements have been reclassified to conform to the presentation adopted in the current year.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by segment as follows:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The fixed annuities level of aggregation represents deferred fixed annuities.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, goodwill and other intangibles, market risk benefits (“MRBs”), future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on nonaccrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by mortgage loans and unfunded commitments related to mortgage loans.

The allowance for credit losses for pooled loans of similar risk is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the mortgage loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to mortgage loans. As such, an allowance for credit losses is developed based on the process outlined above, along with an internally developed conversion factor.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

We have certain variable annuity products that contain embedded derivatives that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Balance Sheets. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of Federal Home Loan Bank (“FHLB”) common stock and short-term investments, which include investments with remaining maturities of one year or less at the date of acquisition. We have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Balance Sheets.

In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on the Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on the Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on the Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of receivables resulting from sales of securities that had not yet settled as of the balance sheet date, certain reinsurance assets, premiums and fees receivable, current and deferred taxes, specifically identifiable intangible assets, ceded MRB liabilities and other receivables. Other liabilities consist primarily of ceded MRB assets, other policyholder liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, certain reinsurance payables, payables for collateral on investments, employee benefit liabilities, current and deferred taxes, short-term debt and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Statements of Comprehensive Income (Loss), and the Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our indexed universal life insurance (“IUL”) and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. Dividends to participating policies were $13 million, $13 million and $19 million for the years ended December 31, 2024, 2023 and 2022, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Balance Sheets.

We issue variable annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 12.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Fee income related to 12b-1 fees, reported primarily within our Annuities segment, was $27 million, $25 million and $25 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, traditional life insurance and payout annuities with life contingencies. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance-related embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in LNC’s incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. Stock-based compensation expense is reflected in commissions and other expenses on the Statements of Comprehensive Income (Loss).

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of New Accounting Standards

In 2024, no new Accounting Standards Updates (“ASUs”) were adopted that had an effect on the financial statements.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new ASUs that may have an impact on our financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025	We are evaluating the impact of this ASU to disclosures within the Federal Income Taxes Note to the financial statements.
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,177	$51	$812	$–	$5,416
U.S. government bonds	9	–	–	–	9
State and municipal bonds	411	3	56	–	358
Foreign government bonds	18	–	3	–	15
RMBS	261	2	36	–	227
CMBS	119	–	13	–	106
ABS	174	6	6	2	172
Hybrid and redeemable preferred securities	35	2	1	–	36
Total fixed maturity AFS securities	$7,204	$64	$927	$2	$6,339

	As of December 31, 2023
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,230	$87	$633	$–	$5,684
U.S. government bonds	10	–	–	–	10
State and municipal bonds	498	13	46	–	465
Foreign government bonds	24	–	3	–	21
RMBS	269	2	30	–	241
CMBS	124	1	15	–	110
ABS	153	6	8	2	149
Hybrid and redeemable preferred securities	42	3	1	–	44
Total fixed maturity AFS securities	$7,350	$112	$736	$2	$6,724

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2024, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$63	$63
Due after one year through five years	965	961
Due after five years through ten years	827	797
Due after ten years	4,795	4,013
Subtotal	6,650	5,834
Structured securities (RMBS, CMBS, ABS)	554	505
Total fixed maturity AFS securities	$7,204	$6,339

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$713	$32	$3,516	$780	$4,229	$812
State and municipal bonds	68	2	189	54	257	56
Foreign government bonds	5	–	3	3	8	3
RMBS	15	–	186	36	201	36
CMBS	10	–	76	13	86	13
ABS	45	1	78	5	123	6
Hybrid and redeemable
preferred securities	2	–	8	1	10	1
Total fixed maturity AFS securities	$858	$35	$4,056	$892	$4,914	$927

Total number of fixed maturity AFS securities in an unrealized loss position						1,245

	As of December 31, 2023
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$763	$93	$3,421	$540	$4,184	$633
State and municipal bonds	85	15	123	31	208	46
Foreign government bonds	5	–	3	3	8	3
RMBS	50	6	148	24	198	30
CMBS	13	2	69	13	82	15
ABS	23	–	101	8	124	8
Hybrid and redeemable
preferred securities	11	1	7	–	18	1
Total fixed maturity AFS securities	$950	$117	$3,872	$619	$4,822	$736

Total number of fixed maturity AFS securities in an unrealized loss position						1,184

(1)As of December 31, 2024 and 2023, we recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$732	$213	163
Six months or greater, but less than nine months	–	–	–
Nine months or greater, but less than twelve months	6	3	3
Twelve months or greater	637	327	212
Total	$1,375	$543	378

	As of December 31, 2023
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$151	$55	54
Six months or greater, but less than nine months	39	11	14
Nine months or greater, but less than twelve months	70	20	18
Twelve months or greater	551	224	183
Total	$811	$310	269

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $191 million for the year ended December 31, 2024. As discussed further below, we believe the unrealized loss position as of December 31, 2024, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2024, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2024, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2024, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2024, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$2	$2
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	–	–	–	–
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	–	–
Reductions for securities charged off	–	–	–	–
Balance as of end-of-year (2)	$–	$–	$2	$2

	For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$3	$3
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	2	–	–	2
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	(1)	(1)
Reductions for securities charged off	(2)	–	–	(2)
Balance as of end-of-year (2)	$–	$–	$2	$2

For the Year Ended December 31, 2022
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$–	$–
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	–	–	–	–
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	3	3
Reductions for securities charged off	–	–	–	–
Balance as of end-of-year (2)	$–	$–	$3	$3

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2)As of December 31, 2024, 2023 and 2022, accrued investment income on fixed maturity AFS securities totaled $76 million, $78 million and $79 million, respectively, and was excluded from the estimate of credit losses.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2024	2023
Current	$900	$923
30 to 59 days past due	–	–
60 to 89 days past due	–	–
90 or more days past due	–	–
Allowance for credit losses	(3)	(4)
Unamortized premium (discount)	–	–
Mark-to-market gains (losses)	–	–
Total carrying value	$897	$919

Our mortgage loan portfolio had the largest concentrations in California, which accounted for 27% of mortgage loans on real estate as of December 31, 2024 and 2023, and New York, which accounted for 27% and 29% of mortgage loans on real estate as of December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, there were no mortgage loans on real estate on non-accrual status.

We use LTV and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate. The amortized cost of mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt- Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$44	2.02	$5	1.29	$–	–	$49
2023	52	1.73	–	–	–	–	52
2022	53	1.93	4	1.71	–	–	57
2021	102	3.67	–	–	–	–	102
2020	72	3.51	–	–	–	–	72
2019 and prior	568	2.77	–	–	–	–	568
Total	$891		$9		$–		$900

	As of December 31, 2023
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2023	$52	1.85	$–	–	$–	–	$52
2022	54	2.00	4	1.79	–	–	58
2021	103	3.50	–	–	–	–	103
2020	78	3.52	–	–	–	–	78
2019	175	3.10	–	–	–	–	175
2018 and prior	457	2.64	–	–	–	–	457
Total	$919		$4		$–		$923

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Balance as of beginning-of-year	$4	$4	$4
Additions (reductions) from provision for credit loss expense (1)	(1)	–	–
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$3	$4	$4

(1)We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2024 and 2023. We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022.
(2)Accrued investment income on mortgage loans on real estate totaled $2 million as of December 31, 2024, 2023 and 2022, and was excluded from the estimate of credit losses.

Net Investment Income

The major categories of net investment income (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022

Fixed maturity AFS securities	$322	$324	$323
Mortgage loans on real estate	36	35	36
Policy loans	5	12	12
Cash and invested cash	5	2	–
Commercial mortgage loan prepayment
and bond make-whole premiums	2	2	3
Consent fees	–	–	1
Other investments	2	1	1
Investment income	372	376	376
Investment expense	(3)	(3)	(2)
Net investment income	$369	$373	$374

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss benefit (expense) incurred that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$–	$(2)	$–
ABS	–	1	(3)
Total credit loss benefit (expense)	$–	$(1)	$(3)

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2024		As of December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$21	$21	$16	$16

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 4 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2024	2023	2022
Collateral payable for derivative investments	$5	$(6)	$15

Investment Commitments

As of December 31, 2024, our investment commitments were $7 million, which included $4 million of mortgage loans on real estate and $3 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2024 and 2023, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association with a fair value of $87 million and $89 million, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $78 million and $83 million, respectively, or 1% of total investments. These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2024 and 2023, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.1 billion and $1.2 billion, respectively, or 15% of total investments, and our investments in securities in the utilities industry with a fair value of $912 million and $946 million, respectively, or 12% of total investments. These concentrations include fixed maturity AFS and equity securities.

4. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and equity market risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 12 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity, life insurance and retirement products.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.

Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2024			As of December 31, 2023
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Foreign currency contracts (1)	$136	$17	$1	$127	$13	$2
Total cash flow hedges	136	17	1	127	13	2
Non-Qualifying Hedges
Interest rate contracts (1)	400	–	–	400	–	–
Equity market contracts (1)	124	5	–	115	5	–
LPR ceded derivative (2)	–	15	–	–	16	–
Embedded derivatives:
Fixed indexed annuity
and IUL contracts (3)	–	–	2	–	–	2
Total derivative instruments	$660	$37	$3	$642	$34	$4

(1)These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2)Reported in other assets on the Balance Sheets.
(3)Reported in policyholder account balances on the Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2024
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts	$–	$–	$400	$–	$–	$400
Foreign currency contracts (1)	–	3	41	82	10	136
Equity market contracts	124	–	–	–	–	124
Total derivative instruments
with notional amounts	$124	$3	$441	$82	$10	$660

(1)As of December 31, 2024, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$11	$17	$1
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	–	–	4
Foreign currency contracts	1	(3)	8
Change in foreign currency exchange rate adjustment	6	(4)	10
Income tax benefit (expense)	(2)	2	(5)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Foreign currency contracts (1)	2	1	1
Balance as of end-of-year	$14	$11	$17

(1)The OCI offset is reported within net investment income on the Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$9	$369	$462
Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	2	–
Non-Qualifying Hedges
Equity market contracts	2	–	–
LPR ceded derivative	–	–	1
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(4)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$2	$373	$525
Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	1	–
Non-Qualifying Hedges
Equity market contracts	3	–	–
LPR ceded derivative	–	–	(2)
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(3)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2022
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(17)	$374	$495
Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	1	–
Non-Qualifying Hedges
Equity market contracts	(4)	–	–
LPR ceded derivative	–	–	5
Embedded derivatives:
Fixed indexed annuity and IUL contracts	3	–	–

As of December 31, 2024, $2 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2024, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2024 or 2023.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2024		As of December 31, 2023
S&P Credit Rating of Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
AA-	$13	$–	$6	$–
A+	8	–	10	–
Total cash collateral	$21	$–	$16	$–

Balance Sheet Offsetting

Information related to the effects of offsetting on the Balance Sheets (in millions) was as follows:

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$22	$–	$22
Gross amounts offset	(1)	–	(1)
Net amount of assets	21	–	21
Gross amounts not offset:
Cash collateral (1)	(21)	–	(21)
Net amount	$–	$–	$–

Financial Liabilities
Gross amount of recognized liabilities	$–	$2	$2
Gross amounts offset	–	–	–
Net amount of liabilities	–	2	2
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$2	$2

(1)Excludes excess non-cash collateral received of $1 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess cash collateral received as of December 31, 2024.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2024.

	As of December 31, 2023
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$18	$–	$18
Gross amounts offset	(2)	–	(2)
Net amount of assets	16	–	16
Gross amounts not offset:
Cash collateral (1)	(16)	–	(16)
Net amount	$–	$–	$–

Financial Liabilities
Gross amount of recognized liabilities	$–	$2	$2
Gross amounts offset	–	–	–
Net amount of liabilities	–	2	2
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$2	$2

(1)Excludes excess non-cash collateral received of $2 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess cash collateral received as of December 31, 2023.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2023.

5. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
DAC, VOBA and DSI
Variable Annuities	$94	$100
Fixed Annuities	4	4
Traditional Life	39	47
UL and Other	342	366
Group Protection	10	9
Retirement Plan Services	6	6
Total DAC, VOBA and DSI	$495	$532

The following table reconciles DFEL (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
DFEL
Variable Annuities	$2	$2
UL and Other	174	176
Total DFEL	$176	$178

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$97	$3	$35	$184	$9	$6
Deferrals	2	–	–	3	7	1
Amortization	(8)	–	(4)	(11)	(6)	(1)
Balance as of end-of-year	$91	$3	$31	$176	$10	$6

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$103	$3	$39	$192	$8	$7
Deferrals	3	–	1	3	6	–
Amortization	(9)	–	(5)	(11)	(5)	(1)
Balance as of end-of-year	$97	$3	$35	$184	$9	$6

DAC amortization expense of $30 million, $31 million and $31 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2024
	Traditional Life	UL and Other
Balance as of beginning-of-year	$12	$182
Amortization	(4)	(16)
Balance as of end-of-year	$8	$166

	For the Year Ended December 31, 2023
	Traditional Life	UL and Other
Balance as of beginning-of-year	$14	$201
Amortization	(2)	(19)
Balance as of end-of-year	$12	$182

VOBA amortization expense of $20 million, $21 million and $25 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2024, was as follows:

2025	$19
2026	17
2027	14
2028	12
2029	11

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

DSI amortization expense of less than $1 million was recorded in interest credited on the Statements of Comprehensive Income (Loss) for each of the years ended December 31, 2024, 2023 and 2022.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$2	$176	$3	$174
Deferrals	–	8	–	11
Amortization	–	(10)	(1)	(9)
Balance as of end-of-year	$2	$174	$2	$176

DFEL amortization of $10 million was recorded in fee income on the Statements of Comprehensive Income (Loss) for each of the years ended December 31, 2024, 2023 and 2022.

6. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Direct insurance premiums and fee income	$793	$810	$811
Reinsurance ceded	(204)	(205)	(211)
Total insurance premiums and fee income	$589	$605	$600

Direct insurance benefits	$636	$694	$694
Reinsurance ceded	(174)	(169)	(199)
Total benefits	$462	$525	$495

Direct market risk benefit (gain) loss	$(135)	$(121)	$(148)
Reinsurance ceded	65	54	133
Total market risk benefit (gain) loss	$(70)	$(67)	$(15)

Direct policyholder liability remeasurement (gain) loss	$41	$(46)	$343
Reinsurance ceded	(4)	21	(127)
Total policyholder liability remeasurement (gain) loss	$37	$(25)	$216

We cede insurance to other companies. The portion of our annuity and life insurance risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 20, a portion of this reinsurance activity is with affiliated companies. Portions of our variable and deferred annuity business have been reinsured on a modified coinsurance basis with other companies to limit our exposure to interest rate risks. There were $2 million in reserves associated with these reinsurance arrangements as of December 31, 2024, and there were none as of December 31, 2023.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. As of December 31, 2024 and 2023, our most significant reinsurance recoverable from a third-party reinsurer was $258 million and $268 million, respectively, or 49% and 50% of total amounts recoverable from reinsurers.

Effective April 1, 2016, we entered into a coinsurance agreement with a third-party reinsurer to reinsure certain blocks of in-force UL products with secondary guarantees, which resulted in a deposit asset of $1.6 billion as of December 31, 2024 and 2023. The reinsurer has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $1.2 billion as of December 31, 2024 and 2023.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $2 million as of December 31, 2024 and 2023.

7. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

			For the Year Ended December 31, 2023
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

The fair value of our reporting unit (Level 3 fair value estimates) is comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.
As of October 1, 2024 and 2023, we performed our annual quantitative goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2024		As of December 31, 2023
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$7	$5	$7	$5

8. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Balance Sheets:

	As of December 31, 2024			As of December 31, 2023
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$267	$32	$(235)	$215	$57	$(158)
Total MRBs	$267	$32	$(235)	$215	$57	$(158)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	Variable Annuities
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$(158)	$(83)
Less: Effect of cumulative changes in
non-performance risk	(53)	(99)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(105)	16
Attributed fees collected	81	80
Benefit payments	–	(2)
Effect of changes in interest rates	(96)	(13)
Effect of changes in equity markets	(113)	(158)
Effect of changes in equity index volatility	(5)	(29)
In-force updates and other changes in MRBs (1)	7	8
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	–	(2)
Effect of changes in other future expected
assumptions (2)	(8)	(5)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(239)	(105)
Effect of cumulative changes in
non-performance risk	4	(53)
Balance as of end-of-year	(235)	(158)
Less: Ceded MRB assets (liabilities)	(187)	(123)
Balance as of end-of-year, net of reinsurance	$(48)	$(35)

Weighted-average age of policyholders (years)	72	71
Net amount at risk (3)	$79	$141

(1)Consists primarily of changes in MRB assets and liabilities related to differences between separate account fund performance and modeled indices and other changes such as actual to expected policyholder behavior.
(2)Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Assumption Review

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions.

For the year ended December 31, 2023, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to volatility and policyholder lapse and GLB utilization behavior assumptions, partially offset by unfavorable impacts from updates to mortality assumptions.

See “MRBs” in Note 1 and Note 12 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

9. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Balance Sheets by major investment category:

	As of December 31,
	2024	2023
Mutual funds and collective investment trusts	$7,862	$7,578
Exchange-traded funds	20	20
Total separate account assets	$7,882	$7,598

The following table reconciles separate account liabilities (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$5,586	$5,487
UL and Other	792	709
Retirement Plan Services	1,504	1,402
Total separate account liabilities	$7,882	$7,598

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2024			As of or For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$5,487	$709	$1,402	$5,054	$604	$1,167
Gross deposits	136	14	179	192	16	164
Withdrawals	(633)	(8)	(300)	(436)	(6)	(159)
Policyholder assessments	(134)	(15)	(11)	(128)	(15)	(9)
Change in market performance	711	110	234	767	112	237
Net transfers from (to) general account	19	(18)	–	38	(2)	2
Balance as of end-of-year	$5,586	$792	$1,504	$5,487	$709	$1,402

Cash surrender value	$5,498	$790	$1,503	$5,383	$706	$1,402

10. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$16	$21
Fixed Annuities	344	401
UL and Other	2,618	2,677
Retirement Plan Services	1,541	1,562
Other (1)	221	230
Total policyholder account balances	$4,740	$4,891

(1)Represents policyholder account balances primarily attributable to indemnity reinsurance agreements that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$21	$401	$2,677	$1,562
Gross deposits	13	5	200	202
Withdrawals	–	(71)	(103)	(275)
Policyholder assessments	–	–	(284)	–
Net transfers from (to) separate account	(19)	–	19	–
Interest credited	1	9	107	52
Change in fair value of embedded derivative
instruments and other	–	–	2	–
Balance as of end-of-year	$16	$344	$2,618	$1,541

Weighted-average crediting rate	3.4%	2.5%	4.0%	3.4%
Net amount at risk (1)(2)	$79	$–	$16,647	$–
Cash surrender value	15	343	2,423	1,539

	As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$27	$488	$2,735	$1,540
Gross deposits	33	5	207	190
Withdrawals	(2)	(105)	(90)	(223)
Policyholder assessments	–	–	(291)	–
Net transfers from (to) separate account	(38)	–	3	3
Interest credited	1	13	110	52
Change in fair value of embedded derivative
instruments and other	–	–	3	–
Balance as of end-of-year	$21	$401	$2,677	$1,562

Weighted-average crediting rate	4.0%	2.8%	4.1%	3.4%
Net amount at risk (1)(2)	$141	$–	$17,528	$–
Cash surrender value	21	400	2,466	1,561

(1)NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2)Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2024
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total

Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	10	–	–	–	–	10
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	6
Total	$10	$–	$–	$–	$–	$16

Fixed Annuities
Up to 1.00%	$1	$3	$4	$6	$1	$15
1.01% - 2.00%	9	–	1	–	–	10
2.01% - 3.00%	175	5	–	–	–	180
3.01% - 4.00%	70	–	–	–	–	70
4.01% and above	31	–	–	–	–	31
Other (1)	–	–	–	–	–	38
Total	$286	$8	$5	$6	$1	$344

UL and Other
Up to 1.00%	$–	$–	$7	$–	$1	$8
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	781	–	–	–	–	781
3.01% - 4.00%	1,265	–	–	–	–	1,265
4.01% and above	309	–	–	–	–	309
Other (1)	–	–	–	–	–	255
Total	$2,355	$–	$7	$–	$1	$2,618

Retirement Plan Services
Up to 1.00%	$4	$–	$14	$423	$143	$584
1.01% - 2.00%	–	7	77	11	–	95
2.01% - 3.00%	58	–	–	–	–	58
3.01% - 4.00%	149	–	–	–	–	149
4.01% and above	655	–	–	–	–	655
Total	$866	$7	$91	$434	$143	$1,541

	As of December 31, 2023
		1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above
	At Guaranteed Minimum					Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	10	–	–	–	–	10
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	11
Total	$10	$–	$–	$–	$–	$21

Fixed Annuities
Up to 1.00%	$2	$3	$6	$7	$2	$20
1.01% - 2.00%	11	1	2	2	–	16
2.01% - 3.00%	186	24	–	–	–	210
3.01% - 4.00%	79	–	–	–	–	79
4.01% and above	32	–	–	–	–	32
Other (1)	–	–	–	–	–	44
Total	$310	$28	$8	$9	$2	$401

UL and Other
Up to 1.00%	$–	$–	$8	$–	$–	$8
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	812	–	–	–	–	812
3.01% - 4.00%	1,295	–	–	–	–	1,295
4.01% and above	315	–	–	–	–	315
Other (1)	–	–	–	–	–	247
Total	$2,422	$–	$8	$–	$–	$2,677

Retirement Plan Services
Up to 1.00%	$1	$15	$9	$386	$123	$534
1.01% - 2.00%	1	23	67	7	–	98
2.01% - 3.00%	67	–	–	–	–	67
3.01% - 4.00%	162	–	–	–	–	162
4.01% and above	701	–	–	–	–	701
Total	$932	$38	$76	$393	$123	$1,562

(1)Consists of indexed account balances that include the fair value of embedded derivative instruments, payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

11. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Balance Sheets:

	As of December 31,
	2024	2023
Payout Annuities (1)	$114	$122
Traditional Life (1)	360	383
Group Protection (2)	108	105
UL and Other (3)	1,141	1,091
Other (4)	424	456
Total future contract benefits	$2,147	$2,157

(1)See “LFPB” below for further information.
(2)See “Liability for Future Claims” below for further information.
(3)See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4)Represents other miscellaneous reserves that are not representative of long-duration contracts and are excluded from the following tables.

LFPB

The following table summarizes the balances of and changes in the present values of expected net premiums and LFPB (in millions, except years):

	As of or For the Year Ended December 31, 2024		As of or For the Year Ended December 31, 2023
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life
Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$130	$–	$140
Less: Effect of cumulative changes in discount
rate assumptions	–	1	–	4
Beginning balance at original discount rate	–	129	–	144
Effect of changes in cash flow assumptions	–	7	–	(2)
Effect of actual variances from expected experience	–	(8)	–	(3)
Adjusted balance as of beginning-of-year	–	128	–	139
Issuances	–	–	–	–
Interest accrual	–	6	–	7
Net premiums collected	–	(16)	–	(17)
Flooring impact of LFPB	–	–	–	–
Ending balance at original discount rate	–	118	–	129
Effect of cumulative changes in discount rate assumptions	–	(1)	–	1
Balance as of end-of-year	$–	$117	$–	$130

Present Value of Expected LFPB
Balance as of beginning-of-year	$122	$513	$111	$539
Less: Effect of cumulative changes in discount
rate assumptions	(6)	6	(10)	(2)
Beginning balance at original discount rate (1)	128	507	121	541
Effect of changes in cash flow assumptions	–	6	–	(2)
Effect of actual variances from expected experience	1	(3)	1	(5)
Adjusted balance as of beginning-of-year	129	510	122	534
Issuances	2	–	12	–
Interest accrual	5	14	5	15
Benefit payments	(12)	(47)	(11)	(42)
Ending balance at original discount rate (1)	124	477	128	507
Effect of cumulative changes in discount rate assumptions	(10)	–	(6)	6
Balance as of end-of-year	$114	$477	$122	$513

Net balance as of end-of-year	$114	$360	$122	$383
Less: Reinsurance recoverables	1	21	1	21
Net balance as of end-of-year, net of reinsurance	$113	$339	$121	$362

Weighted-average duration of future policyholder
benefit liability (years)	9	6	9	6

(1)Includes DPL within Payout Annuities of $2 million, $3 million and $1 million as of December 31, 2024, 2023 and 2022, respectively.

For the years ended December 31, 2024 and 2023, Payout Annuities and Traditional Life did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review or significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	201	114	202	122
Traditional Life
Expected future gross premiums	380	264	404	290
Expected future benefit payments	580	477	617	513

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Payout Annuities
Gross premiums	$2	$12	$6
Interest accretion	5	5	5
Traditional Life
Gross premiums	35	38	41
Interest accretion	8	8	9

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Payout Annuities
Interest accretion rate	4.4%	4.4%
Current discount rate	5.4%	4.9%
Traditional Life
Interest accretion rate	5.7%	5.6%
Current discount rate	5.1%	4.6%

Liability for Future Claims

The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$105	$94
Less: Effect of cumulative changes in discount
rate assumptions	(8)	(10)
Beginning balance at original discount rate	113	104
Effect of changes in cash flow assumptions	(1)	–
Effect of actual variances from expected
experience	(4)	(2)
Adjusted beginning-of-year balance	108	102
New incidence	30	30
Interest	3	3
Benefit payments	(23)	(22)
Ending balance at original discount rate	118	113
Effect of cumulative changes in discount
rate assumptions	(10)	(8)
Balance as of end-of-year	108	105
Less: Reinsurance recoverables	2	3
Balance as of end-of-year, net of reinsurance	$106	$102

Weighted-average duration of liability for future
claims (years)	5	5

For the years ended December 31, 2024 and 2023, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review or significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$141	$108	$134	$105

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Group Protection
Gross premiums	$99	$84	$62
Interest accretion	3	3	3

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Group Protection
Interest accretion rate	3.3%	3.0%
Current discount rate	5.1%	4.7%

Additional Liabilities for Other Insurance Benefits

The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$1,091	$1,051
Less: Effect of cumulative changes in shadow
balance in AOCI	(21)	(33)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	1,112	1,084
Effect of changes in cash flow assumptions	18	(25)
Effect of actual variances from expected
experience	23	(17)
Adjusted beginning-of-year balance	1,153	1,042
Interest accrual	49	46
Net assessments collected	68	74
Benefit payments	(101)	(50)
Balance as of end-of-year, excluding
shadow balance in AOCI	1,169	1,112
Effect of cumulative changes in shadow
balance in AOCI	(28)	(21)
Balance as of end-of-year	1,141	1,091
Less: Reinsurance recoverables	118	114
Balance as of end-of-year, net of reinsurance	$1,023	$977

Weighted-average duration of additional liabilities
for other insurance benefits (years)	15	15

For the years ended December 31, 2024 and 2023, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review or significantly different actual experience compared to expected.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
UL and Other
Gross assessments	$169	$186	$173
Interest accretion	49	46	38

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
UL and Other
Interest accretion rate	4.8%	4.8%

12. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,397	$19	$5,416
ABS	–	150	22	172
U.S. government bonds	9	–	–	9
Foreign government bonds	–	15	–	15
RMBS	–	224	3	227
CMBS	–	106	–	106
State and municipal bonds	–	358	–	358
Hybrid and redeemable preferred securities	–	36	–	36
Equity securities	–	9	–	9
Derivative investments (1)	–	21	–	21
Other investments – short-term investments	–	–	1	1
MRB assets	–	–	267	267
Other assets – LPR ceded derivative	–	–	15	15
Separate account assets	20	7,862	–	7,882
Total assets	$29	$14,178	$327	$14,534

Liabilities
Policyholder account balances – fixed annuity
and IUL contracts	$–	$–	$(2)	$(2)
MRB liabilities	–	–	(32)	(32)
Other liabilities:
Ceded MRBs	–	–	(187)	(187)
Derivative liabilities (1)	–	(1)	–	(1)
Total liabilities	$–	$(1)	$(221)	$(222)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,670	$14	$5,684
ABS	–	139	10	149
U.S. government bonds	10	–	–	10
Foreign government bonds	–	21	–	21
RMBS	–	238	3	241
CMBS	–	110	–	110
State and municipal bonds	–	465	–	465
Hybrid and redeemable preferred securities	–	44	–	44
Equity securities	–	8	–	8
Derivative investments (1)	–	18	–	18
MRB assets	–	–	215	215
Other assets – LPR ceded derivative	–	–	16	16
Separate account assets	20	7,578	–	7,598
Total assets	$30	$14,291	$258	$14,579

Liabilities
Policyholder account balances – fixed annuity
and IUL contracts	$–	$–	$(2)	$(2)
MRB liabilities	–	–	(57)	(57)
Other liabilities:
Ceded MRBs	–	–	(123)	(123)
Derivative liabilities (1)	–	(2)	–	(2)
Total liabilities	$–	$(2)	$(182)	$(184)

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 8.

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$14	$–	$1	$10	$(6)	$19
ABS	10	–	(1)	32	(19)	22
RMBS	3	–	–	–	–	3
CMBS	–	–	–	1	(1)	–
Other investments	–	–	–	1	–	1
Other assets – LPR ceded derivative (3)	16	(1)	–	–	–	15
Liabilities
Policyholder account balances – fixed
annuity and IUL contracts (4)	(2)	(2)	–	2	–	(2)
Other liabilities – ceded MRBs (5)	(123)	(64)	–	–	–	(187)
Total, net	$(82)	$(67)	$–	$46	$(26)	$(129)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$11	$–	$–	$(4)	$7	$14
ABS	9	–	–	6	(5)	10
RMBS	–	–	–	–	3	3
Hybrid and redeemable
preferred securities	4	–	(1)	–	(3)	–
Other assets – LPR ceded derivative (3)	14	2	–	–	–	16
Liabilities
Policyholder account balances – fixed
annuity and IUL contracts (4)	1	(3)	–	–	–	(2)
Other liabilities – ceded MRBs (5)	(68)	(55)	–	–	–	(123)
Total, net	$(29)	(56)	(1)	2	2	(82)

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$100	$–	$(44)	$8	$(53)	$11
ABS	10	–	(1)	–	–	9
Foreign government bonds	6	–	(3)	–	(3)	–
Hybrid and redeemable
preferred securities	5	–	(1)	–	–	4
Other assets:
Ceded MRBs (5)	83	(83)	–	–	–	–
LPR ceded derivative (3)	19	(5)	–	–	–	14
Liabilities
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives (4)	(3)	3	–	1	–	1
Other liabilities – ceded MRBs (5)	(19)	(49)	–	–	–	(68)
Total, net	$201	$(134)	$(49)	$9	$(56)	$(29)

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2)Amortization and accretion of premiums and discounts are included in net investment income on the Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(3)Gains (losses) from the changes in fair value are included in benefits on the Statements of Comprehensive Income (Loss).
(4)Gains (losses) from the changes in fair value are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(5)Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$–	$–	$–	$(1)	$10
ABS	34	–	–	(2)	–	32
CMBS	1	–	–	–	–	1
Other investments	2	–	(1)	–	–	1
Policyholder account balances – fixed
annuity and IUL contracts	–	–	–	2	–	2
Total, net	$48	$–	$(1)	$–	$(1)	$46

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1	$–	$–	$–	$(5)	$(4)
ABS	8	–	–	(2)	–	6
Total, net	$9	$–	$–	$(2)	$(5)	$2

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$(2)	$–	$(1)	$–	$8
ABS	1	–	–	(1)	–	–
Policyholder account balances –
indexed annuity and IUL contracts
embedded derivatives	–	–	–	1	–	1
Total, net	$12	$(2)	$–	$(1)	$–	$9

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
MRBs (1)	70	65	13
Other assets – LPR ceded derivative (2)	(1)	2	(5)
Total, net	$69	$67	$8

(1)Included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).
(2)Included in benefits on the Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$–	$(44)
ABS	–	–	(1)
Foreign government bonds	–	–	(3)
Hybrid and redeemable preferred securities	–	–	(1)
Total, net	$–	$–	$(49)

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$(6)	$(6)
ABS	–	(19)	(19)
CMBS	–	(1)	(1)
Total, net	$–	$(26)	$(26)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$9	$(2)	$7
ABS	–	(5)	(5)
RMBS	3	–	3
Hybrid and redeemable preferred securities	1	(4)	(3)
Total, net	$13	$(11)	$2

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$3	$(56)	$(53)
Foreign government bonds	–	(3)	(3)
Total, net	$3	$(59)	$(56)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2024, 2023 and 2022, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022, transfers out of Level 3 included corporate bonds for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. This updated valuation technique is considered industry standard and provides us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
Corporate bonds	$8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	-	2.8%	2.0%

MRB assets	267	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	92%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.25%	-	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	14.50%
Other assets – LPR
ceded derivative	15	Discounted cash flow	Lapse (3)	0.1%	-	2.00%	(10)
			Non-performance risk (6)	0.25%	-	2.00%	1.40%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse (3)	0%	-	9%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(32)
Other liabilities –
ceded MRBs	(187)	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	92%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.25%	-	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	14.50%

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2023:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
Corporate bonds	$1	Discounted cash flow	Liquidity/duration adjustment (2)	2.1%	-	2.1%	2.1%

MRB assets	215	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.51%	-	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	13.92%
Other assets – LPR
ceded derivative	16	Discounted cash flow	Lapse (3)	0.1%	-	2.00%	(10)
			Non-performance risk (6)	0.51%	-	2.13%	1.58%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse (3)	0%	-	9%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(57)
Other liabilities –
ceded MRBs	(123)	Discounted cash flow	Lapse (3)	1%	-	30%	(10)
			Utilization of GLB withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			Non-performance risk (6)	0.51%	-	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	-	29%	13.92%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3)The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.
(4)The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6)The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market

observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the         sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7)The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9)The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10)A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$797	$–	$797	$897
Other investments	–	–	2	2	2
Policy loans	–	181	–	181	181
Cash and invested cash	–	133	–	133	133

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(808)	$(808)	$(1,247)
Other liabilities – short-term debt	–	(4)	–	(4)	(4)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(1,670)	(1,670)	(1,670)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$826	$–	$826	$919
Other investments	–	–	2	2	2
Policy loans	–	188	–	188	188
Cash and invested cash	–	75	–	75	75

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(962)	$(962)	$(1,291)
Other liabilities – short-term debt	–	(6)	–	(6)	(6)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(1,638)	(1,638)	(1,638)

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, LTV, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value and primarily includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our FHLB stock are classified as Level 3 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

Policyholder Account Balances and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value. The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

13. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments and tax authorities, regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, tax laws and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2024. An adverse outcome in one or more of these matters may have a material impact on the financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance Litigation

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by LNL’s parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski) remains subject to final approval of the court. While reasonably possible, the provisional settlement is currently not expected to have a material effect on LLANY’s financial statements. On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe

Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question. On October 19, 2023, the New York Court of Appeals answered the question in LLANY’s favor and transmitted the decision to the U.S. Court of Appeals for the Second Circuit. Plaintiff sought, and was granted, supplemental briefing before the U.S. Court of Appeals for the Second Circuit with respect to certain aspects of the New York Court of Appeals’ decision. The supplemental briefing was completed January 23, 2024. On August 8, 2024, the U.S. Court of Appeals for the Second Circuit affirmed the District Court’s decision dismissing the case. Plaintiff’s November 6, 2024, deadline by which to file a petition for a writ of certiorari to the Supreme Court has passed. As a result, with the affirmation of the decision dismissing the case, this matter is now concluded.

Commitments

Vulnerability from Concentrations

As of December 31, 2024, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the years ended December 31, 2024 and 2023, 84% and 87%, respectively, of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

14. Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain Other Investments
Balance as of beginning-of-year	$(467)	$(652)	$879
Unrealized holding gains (losses) arising during the year	(242)	251	(2,102)
Change in foreign currency exchange rate adjustment	(6)	4	(10)
Change in future contract benefits and policyholder account balances, net of reinsurance	17	(27)	174
Income tax benefit (expense)	49	(48)	407
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(3)	(6)	–
Income tax benefit (expense)	1	1	–
Balance as of end-of-year	$(647)	$(467)	$(652)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$11	$17	$1
Unrealized holding gains (losses) arising during the year	1	(3)	12
Change in foreign currency exchange rate adjustment	6	(4)	10
Income tax benefit (expense)	(2)	2	(5)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	2	1	1
Balance as of end-of-year	$14	$11	$17
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$42	$78	$87
Adjustment arising during the year	(57)	(46)	(11)
Income tax benefit (expense)	12	10	2
Balance as of end-of-year	$(3)	$42	$78
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$7	$14	$(48)
Adjustment arising during the year	11	(9)	79
Income tax benefit (expense)	(2)	2	(17)
Balance as of end-of-year	$16	$7	$14

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(3)	$(6)	$–	Realized gain (loss)
Reclassification before income tax benefit (expense)	(3)	(6)	–	Income (loss) before taxes
Income tax benefit (expense)	1	1	–	Federal income tax expense (benefit)
Reclassification, net of income tax	$(2)	$(5)	$–	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Foreign currency contracts	$2	$1	$1	Net investment income
Reclassifications, net of income tax	$2	$1	$1	Net income (loss)

15. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Fixed maturity AFS securities:
Gross gains	$–	$1	$1
Gross losses	(3)	(7)	(1)
Credit loss benefit (expense) (1)	–	(1)	(3)
Realized gain (loss) on equity securities (2)	1	–	–
Credit loss benefit (expense) on mortgage loans on real estate	1	–	–
Credit loss benefit (expense) on reinsurance-related assets	–	–	(17)
Indexed product derivative results (3)	–	–	(1)
GLB rider fees ceded to LNL and attributed fees	10	9	4
Total realized gain (loss)	$9	$2	$(17)

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(2)Includes mark-to-market adjustments on equity securities still held of $1 million for the year ended December 31, 2024. There were no mark-to-market adjustments on equity securities for the years ended December 31, 2023 and 2022.
(3)Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.

16. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Commissions	$51	$52	$55
General and administrative expenses	71	77	70
Expenses associated with reserve financing, LOCs and other	22	20	19
DAC and VOBA deferrals, net of amortization	38	39	33
Taxes, licenses and fees	17	19	23
Total	$199	$207	$200

17. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Current	$(3)	$37	$(13)
Deferred	27	(10)	(20)
Federal income tax expense (benefit)	$24	$27	$(33)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Income (loss) before taxes	$164	$155	$(123)
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	34	33	(26)
Effect of:
Tax-preferred investment income (1)	(2)	(4)	(5)
Tax credits	(1)	(2)	(2)
Release of uncertain tax positions	(7)	–	–
Federal income tax expense (benefit)	$24	$27	$(33)
Effective tax rate	15%	17%	27%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2024	2023
Current	$9	$(5)
Deferred	18	(12)
Total federal income tax asset (liability)	$27	$(17)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2024	2023
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$182	$131
Tax credits	2	2
Other	1	1
Total deferred tax assets	$185	$134
Deferred Tax Liabilities
DAC and VOBA	77	83
Insurance liabilities and reinsurance-related balances	73	49
Investment activity	5	4
MRB-related activity	10	8
Other	2	2
Total deferred tax liabilities	$167	$146
Net deferred tax asset (liability)	$18	$(12)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2024, we have $2 million of federal income tax credits that can be carried forward to 2030 through 2034. As of December 31, 2024, we did not have any net operating loss carryforwards or net capital loss carryforwards.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2020. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$9	$3
Increases for prior year tax positions	(7)	6
Balance as of end-of-year	$2	$9

As of December 31, 2024 and 2023, $2 million and $9 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will not decrease by the end of 2025.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2024, 2023 and 2022, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2024 and 2023.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2024.

18. Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2024	2023
U.S. capital and surplus	$985	$1,033

	For the Years Ended December 31,
	2024	2023	2022
U.S. net gain (loss) from operations, after-tax	$141	$165	$72
U.S. net income (loss)	143	159	68

State Prescribed Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices include the use of a more conservative valuation interest rate on certain annuities and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for individual life insurance and variable annuity contracts that may be more conservative than those required by NAIC SAP.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2024	2023
State Prescribed Practices
Conservative valuation rate on certain annuities	$1	$(2)
Calculation of reserves using continuous CARVM	1	(1)
Conservative Reg 213 reserves on variable annuity and individual life
insurance contracts	20	(31)

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2024, the Company’s RBC ratio was approximately nine times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York

State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $100 million in 2025 without New York State Department of Financial Services approval.

19. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Net cash paid (received) for:
Income taxes	$11	$47	$(27)
Interest	2	2	–

20. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Balance Sheets:

	As of December 31,
	2024	2023
Assets with affiliates:
Ceded reinsurance contracts	$83	$100	Reinsurance recoverables, net of
			allowance for credit losses
Ceded reinsurance contracts	21	22	Other assets
Service agreement receivable	1	4	Other assets

Liabilities with affiliates:
Cash management agreement	4	6	Other liabilities
Ceded reinsurance contracts	198	135	Other liabilities
Service agreement payable	27	13	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(51)	$(44)	$(41)	Insurance premiums
Cash management agreement activity	–	(2)	–	Net investment income
Realized gains (losses) on ceded reinsurance
contracts – other gains (losses)	(32)	(34)	(36)	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded
reinsurance contracts	(2)	(2)	5	Benefits
Interest credited on ceded reinsurance contracts	(1)	(1)	(1)	Interest credited
Market risk benefit (gain) loss on ceded
reinsurance contracts	65	54	132	Market risk benefit (gain) loss
Ceded reinsurance contracts	(12)	(14)	(17)	Commissions and other expenses
Service agreement payments	74	82	72	Commissions and other expenses
Cash management agreement activity	2	–	–	Commissions and other expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing limit is currently 2% of our admitted assets as of December 31, 2024.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly owned subsidiary of LNC. We cede MRBs on certain variable annuity GLB and GDB to LNL where these guarantees are incorporated into our overall variable annuity hedging program.

21. Subsequent Events

Management evaluated subsequent events for the Company through March 28, 2025, the date the financial statements were available to be issued.

On March 21, 2025, LLANY paid a cash dividend in the amount of $98 million to LNL.

Management identified no other items or events required for disclosure.

Lincoln Life & Annuity Variable Annuity Account L

Lincoln Life & Annuity Variable Annuity Account L
Statements of assets and liabilities
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

AB VPS Large Cap Growth Portfolio - Class B	$3,317,886	$3,317,886	$3,317,886
AB VPS Sustainable Global Thematic Portfolio - Class B	2,197,331	2,197,331	2,197,331
American Funds Global Growth Fund - Class 2	3,955,183	3,955,183	3,955,183
American Funds Growth Fund - Class 2	35,874,766	35,874,766	35,874,766
American Funds Growth-Income Fund - Class 2	9,375,436	9,375,436	9,375,436
American Funds International Fund - Class 2	3,486,042	3,486,042	3,486,042
DWS Alternative Asset Allocation VIP Portfolio - Class A	46,360	46,360	46,360
Fidelity® VIP Asset Manager Portfolio - Initial Class	15,021,397	15,021,397	15,021,397
Fidelity® VIP Contrafund® Portfolio - Service Class 2	19,748,030	19,748,030	19,748,030
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	3,656	3,656	3,656
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	533,247	533,247	533,247
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	141,327	141,327	141,327
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	957,575	957,575	957,575
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	224,932	224,932	224,932
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	386,838	386,838	386,838
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	593,264	593,264	593,264
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	229,278	229,278	229,278
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	58,118	58,118	58,118
Fidelity® VIP Government Money Market Portfolio - Initial Class	57,699	57,699	57,699
Fidelity® VIP Growth Portfolio - Initial Class	98,200,742	98,200,742	98,200,742
Janus Henderson Global Research Portfolio - Institutional Shares	9,832,637	9,832,637	9,832,637
LVIP American Century Balanced Fund - Standard Class II	7,920,600	7,920,600	7,920,600
LVIP Baron Growth Opportunities Fund - Service Class	14,076,948	14,076,948	14,076,948
LVIP BlackRock Global Allocation Fund - Standard Class	882,862	882,862	882,862
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	308,515	308,515	308,515
LVIP BlackRock Real Estate Fund - Standard Class	115,555	115,555	115,555
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2,923,935	2,923,935	2,923,935
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	99,123	99,123	99,123
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	4,526,622	4,526,622	4,526,622
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	72,561	72,561	72,561
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	639,155	639,155	639,155
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	592,037	592,037	592,037
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,072,673	2,072,673	2,072,673
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	767,732	767,732	767,732
LVIP JPMorgan Retirement Income Fund - Standard Class	922,817	922,817	922,817
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	341,643	341,643	341,643
LVIP Macquarie Bond Fund - Standard Class	1,891,737	1,891,737	1,891,737
LVIP Macquarie Diversified Floating Rate Fund - Service Class	90,972	90,972	90,972
LVIP Macquarie Diversified Income Fund - Standard Class	1,567,384	1,567,384	1,567,384
LVIP Macquarie High Yield Fund - Standard Class	1,364,673	1,364,673	1,364,673
LVIP Macquarie SMID Cap Core Fund - Service Class	2,284,497	2,284,497	2,284,497
LVIP Macquarie Social Awareness Fund - Standard Class	5,746,983	5,746,983	5,746,983
LVIP Macquarie U.S. REIT Fund - Service Class	5,255,459	5,255,459	5,255,459
LVIP Macquarie Wealth Builder Fund - Standard Class	471,998	471,998	471,998
LVIP Mondrian Global Income Fund - Standard Class	105,131	105,131	105,131
LVIP Mondrian International Value Fund - Standard Class	1,305,091	1,305,091	1,305,091
LVIP SSGA Bond Index Fund - Standard Class	1,389,145	1,389,145	1,389,145
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	929,414	929,414	929,414
LVIP SSGA International Index Fund - Standard Class	391,950	391,950	391,950
See accompanying notes

Lincoln Life & Annuity Variable Annuity Account L
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

LVIP SSGA International Managed Volatility Fund - Standard Class	$115,054	$115,054	$115,054
LVIP SSGA S&P 500 Index Fund - Standard Class	111,046,094	111,046,094	111,046,094
LVIP SSGA Small-Cap Index Fund - Standard Class	14,419,737	14,419,737	14,419,737
LVIP T. Rowe Price 2020 Fund - Standard Class	1,384,152	1,384,152	1,384,152
LVIP T. Rowe Price 2030 Fund - Standard Class	2,534,606	2,534,606	2,534,606
LVIP T. Rowe Price 2040 Fund - Standard Class	3,468,467	3,468,467	3,468,467
LVIP T. Rowe Price 2050 Fund - Standard Class	2,195,875	2,195,875	2,195,875
LVIP T. Rowe Price 2060 Fund - Standard Class	41,107	41,107	41,107
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	13,972,173	13,972,173	13,972,173
Macquarie VIP Small Cap Value Series - Service Class	4,093,281	4,093,281	4,093,281
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	7,135,484	7,135,484	7,135,484
T. Rowe Price International Stock Portfolio	3,930,682	3,930,682	3,930,682
See accompanying notes

Lincoln Life & Annuity Variable Annuity Account L
Statements of operations
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Large Cap Growth Portfolio - Class B	$—	$(32,421)	$(32,421)	$67,980	$146,095	$214,075	$489,456	$671,110
AB VPS Sustainable Global Thematic Portfolio - Class B	—	(22,977)	(22,977)	42,244	7,087	49,331	84,584	110,938
American Funds Global Growth Fund - Class 2	61,970	(40,493)	21,477	87,991	116,042	204,033	246,636	472,146
American Funds Growth Fund - Class 2	110,847	(333,781)	(222,934)	1,459,283	768,787	2,228,070	6,771,498	8,776,634
American Funds Growth-Income Fund - Class 2	99,124	(89,986)	9,138	330,740	406,628	737,368	1,095,812	1,842,318
American Funds International Fund - Class 2	43,769	(37,847)	5,922	(4,604)	—	(4,604)	94,014	95,332
DWS Alternative Asset Allocation VIP Portfolio - Class A	2,088	(572)	1,516	(201)	33	(168)	1,377	2,725
Fidelity® VIP Asset Manager Portfolio - Initial Class	366,533	(155,447)	211,086	189,530	98,594	288,124	625,954	1,125,164
Fidelity® VIP Contrafund® Portfolio - Service Class 2	6,276	(192,442)	(186,166)	1,330,144	2,299,149	3,629,293	1,740,437	5,183,564
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	115	(60)	55	(163)	193	30	482	567
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	11,124	(3,532)	7,592	5,087	1,021	6,108	1,395	15,095
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	2,983	(1,632)	1,351	10,818	307	11,125	1,185	13,661
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	15,111	(7,351)	7,760	3,141	8,970	12,111	26,723	46,594
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	2,632	(1,862)	770	6,996	2,946	9,942	6,610	17,322
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	4,104	(3,633)	471	1,820	6,293	8,113	31,528	40,112
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	6,330	(5,767)	563	4,754	10,370	15,124	49,064	64,751
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	2,356	(2,104)	252	2,377	3,517	5,894	16,695	22,841
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	581	(624)	(43)	2,023	1,124	3,147	4,046	7,150
Fidelity® VIP Government Money Market Portfolio - Initial Class	3,389	—	3,389	—	—	—	—	3,389
Fidelity® VIP Growth Portfolio - Initial Class	823	(950,384)	(949,561)	4,021,353	20,649,393	24,670,746	(200,579)	23,520,606
Janus Henderson Global Research Portfolio - Institutional Shares	70,555	(93,961)	(23,406)	331,358	296,063	627,421	1,233,813	1,837,828
LVIP American Century Balanced Fund - Standard Class II	161,361	(79,499)	81,862	104,007	—	104,007	638,420	824,289
LVIP Baron Growth Opportunities Fund - Service Class	32,266	(148,252)	(115,986)	1,206,030	65,926	1,271,956	(477,379)	678,591
LVIP BlackRock Global Allocation Fund - Standard Class	11,458	(9,522)	1,936	21,277	20,750	42,027	35,188	79,151
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	12,283	(3,203)	9,080	(6,180)	—	(6,180)	2,532	5,432
LVIP BlackRock Real Estate Fund - Standard Class	3,524	(1,282)	2,242	(5,055)	—	(5,055)	2,896	83
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	207	(30,259)	(30,052)	226,193	148,041	374,234	414,109	758,291
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	11	(894)	(883)	561	5,041	5,602	9,775	14,494
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	47,887	(43,703)	4,184	94,999	187,361	282,360	484,642	771,186
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,144	(705)	439	374	2,928	3,302	3,614	7,355
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	21,634	(6,138)	15,496	2,887	—	2,887	30,437	48,820
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	20,309	(6,123)	14,186	(7,809)	3,899	(3,910)	28,137	38,413
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	60,205	(19,914)	40,291	1,533	15,145	16,678	130,008	186,977
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	23,155	(10,663)	12,492	20,922	5,590	26,512	61,082	100,086
LVIP JPMorgan Retirement Income Fund - Standard Class	28,753	(10,249)	18,504	(11,838)	—	(11,838)	63,489	70,155
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	4,592	(3,665)	927	5,783	15,800	21,583	28,052	50,562
LVIP Macquarie Bond Fund - Standard Class	93,514	(19,041)	74,473	(25,796)	—	(25,796)	(38,078)	10,599
LVIP Macquarie Diversified Floating Rate Fund - Service Class	4,227	(1,073)	3,154	(331)	—	(331)	2,286	5,109
LVIP Macquarie Diversified Income Fund - Standard Class	66,763	(16,135)	50,628	(35,626)	—	(35,626)	2,220	17,222
LVIP Macquarie High Yield Fund - Standard Class	86,823	(13,793)	73,030	(18,901)	—	(18,901)	21,593	75,722
LVIP Macquarie SMID Cap Core Fund - Service Class	8,311	(23,241)	(14,930)	22,739	122,673	145,412	163,646	294,128
LVIP Macquarie Social Awareness Fund - Standard Class	46,547	(57,940)	(11,393)	225,953	182,444	408,397	648,626	1,045,630
LVIP Macquarie U.S. REIT Fund - Service Class	152,371	(52,716)	99,655	22,556	—	22,556	201,705	323,916
LVIP Macquarie Wealth Builder Fund - Standard Class	13,246	(5,312)	7,934	(3,951)	—	(3,951)	35,199	39,182
See accompanying notes

Lincoln Life & Annuity Variable Annuity Account L
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Mondrian Global Income Fund - Standard Class	$2,378	$(1,017)	$1,361	$(2,141)	$—	$(2,141)	$(5,975)	$(6,755)
LVIP Mondrian International Value Fund - Standard Class	42,925	(13,892)	29,033	5,662	13,929	19,591	5,170	53,794
LVIP SSGA Bond Index Fund - Standard Class	48,685	(18,169)	30,516	10,244	—	10,244	(25,002)	15,758
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	28,758	(9,440)	19,318	6,488	3,966	10,454	51,300	81,072
LVIP SSGA International Index Fund - Standard Class	13,884	(4,795)	9,089	19,375	—	19,375	(11,076)	17,388
LVIP SSGA International Managed Volatility Fund - Standard Class	3,602	(1,259)	2,343	3,570	—	3,570	(2,238)	3,675
LVIP SSGA S&P 500 Index Fund - Standard Class	1,228,289	(1,050,281)	178,008	3,780,308	7,662,844	11,443,152	10,176,180	21,797,340
LVIP SSGA Small-Cap Index Fund - Standard Class	256,079	(144,076)	112,003	304,240	528,161	832,401	424,075	1,368,479
LVIP T. Rowe Price 2020 Fund - Standard Class	37,075	(13,681)	23,394	(13,903)	20,017	6,114	69,655	99,163
LVIP T. Rowe Price 2030 Fund - Standard Class	54,990	(24,543)	30,447	(1,109)	30,370	29,261	154,203	213,911
LVIP T. Rowe Price 2040 Fund - Standard Class	63,320	(34,801)	28,519	48,134	49,524	97,658	264,079	390,256
LVIP T. Rowe Price 2050 Fund - Standard Class	30,257	(21,381)	8,876	24,678	38,974	63,652	184,393	256,921
LVIP T. Rowe Price 2060 Fund - Standard Class	620	(447)	173	3,658	1,064	4,722	501	5,396
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	42,195	(135,120)	(92,925)	505,003	1,238,282	1,743,285	1,103,188	2,753,548
Macquarie VIP Small Cap Value Series - Service Class	44,879	(42,929)	1,950	87,478	168,577	256,055	141,488	399,493
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	15,408	(68,199)	(52,791)	187,110	331,949	519,059	1,002,512	1,468,780
T. Rowe Price International Stock Portfolio	38,503	(43,664)	(5,161)	84,565	99,637	184,202	(60,857)	118,184
See accompanying notes

Lincoln Life & Annuity Variable Annuity Account L
Statements of changes in net assets
Years Ended December 31, 2023 and 2024

	AB VPS Large Cap Growth Portfolio - Class B	AB VPS Sustainable Global Thematic Portfolio - Class B	American Funds Global Growth Fund - Class 2	American Funds Growth Fund - Class 2	American Funds Growth-Income Fund - Class 2	American Funds International Fund - Class 2	DWS Alternative Asset Allocation VIP Portfolio - Class A	Fidelity® VIP Asset Manager Portfolio - Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,646,886	$2,192,063	$3,405,048	$24,273,068	$7,675,860	$3,723,731	$54,783	$15,656,156

Changes From Operations:
Net investment income (loss)	(28,204)	(21,305)	(4,010)	(179,213)	27,602	10,081	3,242	197,533
Net realized gain (loss) on investments	181,127	161,616	334,654	1,992,036	655,987	(62,444)	471	191,831
Net change in unrealized appreciation or depreciation on investments	655,955	160,021	371,794	7,006,221	1,112,688	577,370	(838)	1,325,725
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	808,878	300,332	702,438	8,819,044	1,796,277	525,007	2,875	1,715,089

Changes From Unit Transactions:
Net unit transactions	(541,122)	(253,971)	(321,565)	(1,872,123)	(1,211,594)	(457,337)	1,916	(1,923,761)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(541,122)	(253,971)	(321,565)	(1,872,123)	(1,211,594)	(457,337)	1,916	(1,923,761)

TOTAL INCREASE (DECREASE) IN NET ASSETS	267,756	46,361	380,873	6,946,921	584,683	67,670	4,791	(208,672)

NET ASSETS AT DECEMBER 31, 2023	2,914,642	2,238,424	3,785,921	31,219,989	8,260,543	3,791,401	59,574	15,447,484

Changes From Operations:
Net investment income (loss)	(32,421)	(22,977)	21,477	(222,934)	9,138	5,922	1,516	211,086
Net realized gain (loss) on investments	214,075	49,331	204,033	2,228,070	737,368	(4,604)	(168)	288,124
Net change in unrealized appreciation or depreciation on investments	489,456	84,584	246,636	6,771,498	1,095,812	94,014	1,377	625,954
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	671,110	110,938	472,146	8,776,634	1,842,318	95,332	2,725	1,125,164

Changes From Unit Transactions:
Net unit transactions	(267,866)	(152,031)	(302,884)	(4,121,857)	(727,425)	(400,691)	(15,939)	(1,551,251)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(267,866)	(152,031)	(302,884)	(4,121,857)	(727,425)	(400,691)	(15,939)	(1,551,251)

TOTAL INCREASE (DECREASE) IN NET ASSETS	403,244	(41,093)	169,262	4,654,777	1,114,893	(305,359)	(13,214)	(426,087)

NET ASSETS AT DECEMBER 31, 2024	$3,317,886	$2,197,331	$3,955,183	$35,874,766	$9,375,436	$3,486,042	$46,360	$15,021,397
See accompanying notes

Lincoln Life & Annuity Variable Annuity Account L
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Fidelity® VIP Contrafund® Portfolio - Service Class 2	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$13,357,318	$171,299	$295,923	$145,613	$318,519	$85,160	$220,660	$318,899

Changes From Operations:
Net investment income (loss)	(111,717)	955	4,519	2,046	3,834	605	902	1,483
Net realized gain (loss) on investments	889,050	(26,043)	(2,770)	(73)	250	1,359	3,171	3,571
Net change in unrealized appreciation or depreciation on investments	3,384,231	33,454	32,100	18,128	52,122	17,588	40,884	61,681
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,161,564	8,366	33,849	20,101	56,206	19,552	44,957	66,735

Changes From Unit Transactions:
Net unit transactions	(809,722)	(172,612)	(47,390)	8,193	116,073	47,477	50,127	93,347
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(809,722)	(172,612)	(47,390)	8,193	116,073	47,477	50,127	93,347

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,351,842	(164,246)	(13,541)	28,294	172,279	67,029	95,084	160,082

NET ASSETS AT DECEMBER 31, 2023	16,709,160	7,053	282,382	173,907	490,798	152,189	315,744	478,981

Changes From Operations:
Net investment income (loss)	(186,166)	55	7,592	1,351	7,760	770	471	563
Net realized gain (loss) on investments	3,629,293	30	6,108	11,125	12,111	9,942	8,113	15,124
Net change in unrealized appreciation or depreciation on investments	1,740,437	482	1,395	1,185	26,723	6,610	31,528	49,064
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,183,564	567	15,095	13,661	46,594	17,322	40,112	64,751

Changes From Unit Transactions:
Net unit transactions	(2,144,694)	(3,964)	235,770	(46,241)	420,183	55,421	30,982	49,532
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,144,694)	(3,964)	235,770	(46,241)	420,183	55,421	30,982	49,532

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,038,870	(3,397)	250,865	(32,580)	466,777	72,743	71,094	114,283

NET ASSETS AT DECEMBER 31, 2024	$19,748,030	$3,656	$533,247	$141,327	$957,575	$224,932	$386,838	$593,264
See accompanying notes

Lincoln Life & Annuity Variable Annuity Account L
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	Fidelity® VIP Government Money Market Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Janus Henderson Global Research Portfolio - Institutional Shares	LVIP American Century Balanced Fund - Standard Class II	LVIP Baron Growth Opportunities Fund - Service Class	LVIP BlackRock Global Allocation Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$106,832	$19,324	$102,211	$64,772,892	$7,280,675	$7,731,265	$15,114,481	$962,515

Changes From Operations:
Net investment income (loss)	429	163	4,800	(642,846)	(5,639)	72,063	(161,001)	19,128
Net realized gain (loss) on investments	1,419	253	—	4,786,929	406,752	(24,240)	1,041,105	(135)
Net change in unrealized appreciation or depreciation on investments	22,211	6,217	—	17,862,205	1,396,408	1,050,933	1,530,806	102,555
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	24,059	6,633	4,800	22,006,288	1,797,521	1,098,756	2,410,910	121,548

Changes From Unit Transactions:
Net unit transactions	44,444	26,990	(13,388)	(4,317,995)	(583,476)	(925,456)	(1,602,104)	(8,769)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	44,444	26,990	(13,388)	(4,317,995)	(583,476)	(925,456)	(1,602,104)	(8,769)

TOTAL INCREASE (DECREASE) IN NET ASSETS	68,503	33,623	(8,588)	17,688,293	1,214,045	173,300	808,806	112,779

NET ASSETS AT DECEMBER 31, 2023	175,335	52,947	93,623	82,461,185	8,494,720	7,904,565	15,923,287	1,075,294

Changes From Operations:
Net investment income (loss)	252	(43)	3,389	(949,561)	(23,406)	81,862	(115,986)	1,936
Net realized gain (loss) on investments	5,894	3,147	—	24,670,746	627,421	104,007	1,271,956	42,027
Net change in unrealized appreciation or depreciation on investments	16,695	4,046	—	(200,579)	1,233,813	638,420	(477,379)	35,188
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,841	7,150	3,389	23,520,606	1,837,828	824,289	678,591	79,151

Changes From Unit Transactions:
Net unit transactions	31,102	(1,979)	(39,313)	(7,781,049)	(499,911)	(808,254)	(2,524,930)	(271,583)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	31,102	(1,979)	(39,313)	(7,781,049)	(499,911)	(808,254)	(2,524,930)	(271,583)

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,943	5,171	(35,924)	15,739,557	1,337,917	16,035	(1,846,339)	(192,432)

NET ASSETS AT DECEMBER 31, 2024	$229,278	$58,118	$57,699	$98,200,742	$9,832,637	$7,920,600	$14,076,948	$882,862
See accompanying notes

Lincoln Life & Annuity Variable Annuity Account L
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$401,004	$180,297	$2,195,442	$91,548	$3,613,358	$56,759	$526,438	$574,394

Changes From Operations:
Net investment income (loss)	4,491	2,036	(14,765)	(660)	13,239	407	13,447	6,356
Net realized gain (loss) on investments	(10,709)	(21,202)	37,476	731	253,686	2,937	(13,779)	16,275
Net change in unrealized appreciation or depreciation on investments	20,693	33,583	663,265	13,786	478,072	5,787	51,750	27,520
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	14,475	14,417	685,976	13,857	744,997	9,131	51,418	50,151

Changes From Unit Transactions:
Net unit transactions	(65,237)	(63,679)	(144,004)	(19,795)	(310,534)	248	19,633	11,591
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(65,237)	(63,679)	(144,004)	(19,795)	(310,534)	248	19,633	11,591

TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,762)	(49,262)	541,972	(5,938)	434,463	9,379	71,051	61,742

NET ASSETS AT DECEMBER 31, 2023	350,242	131,035	2,737,414	85,610	4,047,821	66,138	597,489	636,136

Changes From Operations:
Net investment income (loss)	9,080	2,242	(30,052)	(883)	4,184	439	15,496	14,186
Net realized gain (loss) on investments	(6,180)	(5,055)	374,234	5,602	282,360	3,302	2,887	(3,910)
Net change in unrealized appreciation or depreciation on investments	2,532	2,896	414,109	9,775	484,642	3,614	30,437	28,137
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,432	83	758,291	14,494	771,186	7,355	48,820	38,413

Changes From Unit Transactions:
Net unit transactions	(47,159)	(15,563)	(571,770)	(981)	(292,385)	(932)	(7,154)	(82,512)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(47,159)	(15,563)	(571,770)	(981)	(292,385)	(932)	(7,154)	(82,512)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,727)	(15,480)	186,521	13,513	478,801	6,423	41,666	(44,099)

NET ASSETS AT DECEMBER 31, 2024	$308,515	$115,555	$2,923,935	$99,123	$4,526,622	$72,561	$639,155	$592,037
See accompanying notes

Lincoln Life & Annuity Variable Annuity Account L
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Service Class	LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,680,862	$1,067,462	$973,872	$301,467	$1,927,033	$120,786	$1,901,168	$1,423,101

Changes From Operations:
Net investment income (loss)	16,611	10,585	27,339	1,531	40,417	5,172	46,922	76,854
Net realized gain (loss) on investments	(10,898)	(5,263)	(2,578)	7,625	(26,960)	(16)	(74,068)	(35,390)
Net change in unrealized appreciation or depreciation on investments	195,399	107,207	78,030	20,261	76,528	134	109,293	112,601
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	201,112	112,529	102,791	29,417	89,985	5,290	82,147	154,065

Changes From Unit Transactions:
Net unit transactions	(41,340)	(11,576)	11,389	(46,319)	(103,201)	5,056	(326,815)	(183,896)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(41,340)	(11,576)	11,389	(46,319)	(103,201)	5,056	(326,815)	(183,896)

TOTAL INCREASE (DECREASE) IN NET ASSETS	159,772	100,953	114,180	(16,902)	(13,216)	10,346	(244,668)	(29,831)

NET ASSETS AT DECEMBER 31, 2023	1,840,634	1,168,415	1,088,052	284,565	1,913,817	131,132	1,656,500	1,393,270

Changes From Operations:
Net investment income (loss)	40,291	12,492	18,504	927	74,473	3,154	50,628	73,030
Net realized gain (loss) on investments	16,678	26,512	(11,838)	21,583	(25,796)	(331)	(35,626)	(18,901)
Net change in unrealized appreciation or depreciation on investments	130,008	61,082	63,489	28,052	(38,078)	2,286	2,220	21,593
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	186,977	100,086	70,155	50,562	10,599	5,109	17,222	75,722

Changes From Unit Transactions:
Net unit transactions	45,062	(500,769)	(235,390)	6,516	(32,679)	(45,269)	(106,338)	(104,319)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	45,062	(500,769)	(235,390)	6,516	(32,679)	(45,269)	(106,338)	(104,319)

TOTAL INCREASE (DECREASE) IN NET ASSETS	232,039	(400,683)	(165,235)	57,078	(22,080)	(40,160)	(89,116)	(28,597)

NET ASSETS AT DECEMBER 31, 2024	$2,072,673	$767,732	$922,817	$341,643	$1,891,737	$90,972	$1,567,384	$1,364,673
See accompanying notes

Lincoln Life & Annuity Variable Annuity Account L
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Macquarie SMID Cap Core Fund - Service Class	LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Service Class	LVIP Macquarie Wealth Builder Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class	LVIP Mondrian International Value Fund - Standard Class	LVIP SSGA Bond Index Fund - Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,323,109	$4,418,389	$5,511,972	$598,655	$115,986	$1,246,634	$329,942	$800,436

Changes From Operations:
Net investment income (loss)	(2,533)	1,221	105,803	8,941	(1,096)	29,254	34,093	13,240
Net realized gain (loss) on investments	108,222	409,900	(29,525)	(22,174)	(3,976)	(13,540)	(12,110)	(2,564)
Net change in unrealized appreciation or depreciation on investments	210,582	848,040	474,011	55,482	8,006	208,604	37,786	91,517
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	316,271	1,259,161	550,289	42,249	2,934	224,318	59,769	102,193

Changes From Unit Transactions:
Net unit transactions	(323,553)	(199,425)	(605,146)	(95,611)	(12,046)	(105,933)	1,492,616	4,527
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(323,553)	(199,425)	(605,146)	(95,611)	(12,046)	(105,933)	1,492,616	4,527

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,282)	1,059,736	(54,857)	(53,362)	(9,112)	118,385	1,552,385	106,720

NET ASSETS AT DECEMBER 31, 2023	2,315,827	5,478,125	5,457,115	545,293	106,874	1,365,019	1,882,327	907,156

Changes From Operations:
Net investment income (loss)	(14,930)	(11,393)	99,655	7,934	1,361	29,033	30,516	19,318
Net realized gain (loss) on investments	145,412	408,397	22,556	(3,951)	(2,141)	19,591	10,244	10,454
Net change in unrealized appreciation or depreciation on investments	163,646	648,626	201,705	35,199	(5,975)	5,170	(25,002)	51,300
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	294,128	1,045,630	323,916	39,182	(6,755)	53,794	15,758	81,072

Changes From Unit Transactions:
Net unit transactions	(325,458)	(776,772)	(525,572)	(112,477)	5,012	(113,722)	(508,940)	(58,814)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(325,458)	(776,772)	(525,572)	(112,477)	5,012	(113,722)	(508,940)	(58,814)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,330)	268,858	(201,656)	(73,295)	(1,743)	(59,928)	(493,182)	22,258

NET ASSETS AT DECEMBER 31, 2024	$2,284,497	$5,746,983	$5,255,459	$471,998	$105,131	$1,305,091	$1,389,145	$929,414
See accompanying notes

Lincoln Life & Annuity Variable Annuity Account L
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA International Index Fund - Standard Class	LVIP SSGA International Managed Volatility Fund - Standard Class	LVIP SSGA S&P 500 Index Fund - Standard Class	LVIP SSGA Small-Cap Index Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Standard Class	LVIP T. Rowe Price 2030 Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class	LVIP T. Rowe Price 2050 Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$337,005	$139,320	$81,296,992	$13,527,850	$1,250,193	$2,203,740	$2,827,454	$1,510,588

Changes From Operations:
Net investment income (loss)	10,501	2,289	415,703	34,451	17,929	24,380	22,414	10,997
Net realized gain (loss) on investments	193	(1,199)	5,036,816	253,927	20,173	80,297	120,655	63,115
Net change in unrealized appreciation or depreciation on investments	55,955	17,597	14,118,733	1,692,006	108,526	214,499	364,726	227,305
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	66,649	18,687	19,571,252	1,980,384	146,628	319,176	507,795	301,417

Changes From Unit Transactions:
Net unit transactions	81,418	(25,381)	(5,813,151)	(998,728)	(87,018)	(119,862)	(3,222)	128,671
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	81,418	(25,381)	(5,813,151)	(998,728)	(87,018)	(119,862)	(3,222)	128,671

TOTAL INCREASE (DECREASE) IN NET ASSETS	148,067	(6,694)	13,758,101	981,656	59,610	199,314	504,573	430,088

NET ASSETS AT DECEMBER 31, 2023	485,072	132,626	95,055,093	14,509,506	1,309,803	2,403,054	3,332,027	1,940,676

Changes From Operations:
Net investment income (loss)	9,089	2,343	178,008	112,003	23,394	30,447	28,519	8,876
Net realized gain (loss) on investments	19,375	3,570	11,443,152	832,401	6,114	29,261	97,658	63,652
Net change in unrealized appreciation or depreciation on investments	(11,076)	(2,238)	10,176,180	424,075	69,655	154,203	264,079	184,393
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,388	3,675	21,797,340	1,368,479	99,163	213,911	390,256	256,921

Changes From Unit Transactions:
Net unit transactions	(110,510)	(21,247)	(5,806,339)	(1,458,248)	(24,814)	(82,359)	(253,816)	(1,722)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(110,510)	(21,247)	(5,806,339)	(1,458,248)	(24,814)	(82,359)	(253,816)	(1,722)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(93,122)	(17,572)	15,991,001	(89,769)	74,349	131,552	136,440	255,199

NET ASSETS AT DECEMBER 31, 2024	$391,950	$115,054	$111,046,094	$14,419,737	$1,384,152	$2,534,606	$3,468,467	$2,195,875
See accompanying notes

Lincoln Life & Annuity Variable Annuity Account L
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP T. Rowe Price 2060 Fund - Standard Class	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	Macquarie VIP Small Cap Value Series - Service Class	Neuberger Berman AMT Sustainable Equity Portfolio - I Class	T. Rowe Price International Stock Portfolio
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$4,590	$11,315,242	$4,550,729	$5,184,544	$4,552,896

Changes From Operations:
Net investment income (loss)	258	(115,468)	(15,648)	(36,843)	(4,281)
Net realized gain (loss) on investments	500	166,652	205,591	152,327	17,119
Net change in unrealized appreciation or depreciation on investments	3,403	2,124,811	145,317	1,175,585	637,366
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,161	2,175,995	335,260	1,291,069	650,204

Changes From Unit Transactions:
Net unit transactions	27,113	(734,118)	(389,837)	(397,616)	(707,581)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	27,113	(734,118)	(389,837)	(397,616)	(707,581)

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,274	1,441,877	(54,577)	893,453	(57,377)

NET ASSETS AT DECEMBER 31, 2023	35,864	12,757,119	4,496,152	6,077,997	4,495,519

Changes From Operations:
Net investment income (loss)	173	(92,925)	1,950	(52,791)	(5,161)
Net realized gain (loss) on investments	4,722	1,743,285	256,055	519,059	184,202
Net change in unrealized appreciation or depreciation on investments	501	1,103,188	141,488	1,002,512	(60,857)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,396	2,753,548	399,493	1,468,780	118,184

Changes From Unit Transactions:
Net unit transactions	(153)	(1,538,494)	(802,364)	(411,293)	(683,021)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(153)	(1,538,494)	(802,364)	(411,293)	(683,021)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,243	1,215,054	(402,871)	1,057,487	(564,837)

NET ASSETS AT DECEMBER 31, 2024	$41,107	$13,972,173	$4,093,281	$7,135,484	$3,930,682
See accompanying notes

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements
December 31, 2024
1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life & Annuity Variable Annuity Account L (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on January 31, 1997, are part of the operations of the Company. The Variable Account offers only one product (Group Variable Annuity) at one fee rate.
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of sixty-one mutual funds (the Funds) of nine open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund:
AB VPS Large Cap Growth Portfolio - Class B
AB VPS Sustainable Global Thematic Portfolio - Class B

American Funds Insurance Series®:
American Funds Global Growth Fund - Class 2
American Funds Growth Fund - Class 2
American Funds Growth-Income Fund - Class 2
American Funds International Fund - Class 2

Delaware VIP® Trust:
Macquarie VIP Small Cap Value Series - Service Class

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Service Class 2
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2
Fidelity® VIP Government Money Market Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Initial Class

Janus Aspen Series:
Janus Henderson Global Research Portfolio - Institutional Shares

Lincoln Variable Insurance Products Trust*:
LVIP American Century Balanced Fund - Standard Class II
LVIP Baron Growth Opportunities Fund - Service Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
LVIP BlackRock Real Estate Fund - Standard Class

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP JPMorgan Retirement Income Fund - Standard Class
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP Macquarie Bond Fund - Standard Class
LVIP Macquarie Diversified Floating Rate Fund - Service Class
LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Macquarie High Yield Fund - Standard Class
LVIP Macquarie SMID Cap Core Fund - Service Class
LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Service Class
LVIP Macquarie Wealth Builder Fund - Standard Class
LVIP Mondrian Global Income Fund - Standard Class
LVIP Mondrian International Value Fund - Standard Class
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Standard Class
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP T. Rowe Price 2050 Fund - Standard Class
LVIP T. Rowe Price 2060 Fund - Standard Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Sustainable Equity Portfolio - I Class

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio
* Denotes an affiliate of the Company
The Fidelity VIP Government Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Government Money Market Portfolio are allocated to purchase shares of one or more of the above Funds.
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2024. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Government Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.
Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable annuity contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2024 and 2023.
Investment Fund Changes: During 2023, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP BlackRock Global Real Estate Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class
LVIP Delaware REIT Fund - Service Class	LVIP Delaware U.S. REIT Fund - Service Class
LVIP SSGA Emerging Markets 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Global Income Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class
During 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following fund was affected:

Predecessor Fund	Fund
American Century VP Balanced Fund - Class I	LVIP American Century Balanced Fund - Standard Class II

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Service Class	LVIP Macquarie Diversified Floating Rate Fund - Service Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Service Class	LVIP Macquarie SMID Cap Core Fund - Service Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Service Class	LVIP Macquarie U.S. REIT Fund - Service Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
Delaware VIP® Small Cap Value Series - Service Class	Macquarie VIP Small Cap Value Series - Service Class

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at an effective daily rate of .0027397% (1.00% on an annual basis) of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Government Money Market Portfolio, which does not have a mortality and expense charge. The mortality and expense risk charges for each of the variable subaccounts are reported in the Statements of operations.
The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2024 and 2023 were $24,540 and $37,521, respectively.
Surrender, contract and all other charges are included within Net unit transactions on the Statements of changes in net assets.

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2024, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Large Cap Growth Portfolio - Class B	2024		1.00%	1.00%	22.18	22.18	149,580	3,317,886	23.71%	23.71%	0.00%
	2023		1.00%	1.00%	17.93	17.93	162,556	2,914,642	33.45%	33.45%	0.00%
	2022		1.00%	1.00%	13.44	13.44	196,998	2,646,886	-29.40%	-29.40%	0.00%
	2021		1.00%	1.00%	19.03	19.03	196,980	3,748,698	27.37%	27.37%	0.00%
	2020		1.00%	1.00%	14.94	14.94	204,939	3,062,024	33.80%	33.80%	0.00%

AB VPS Sustainable Global Thematic Portfolio - Class B	2024		1.00%	1.00%	12.95	12.95	169,680	2,197,331	4.91%	4.91%	0.00%
	2023		1.00%	1.00%	12.34	12.34	181,332	2,238,424	14.55%	14.55%	0.03%
	2022		1.00%	1.00%	10.78	10.78	203,417	2,192,063	-27.89%	-27.89%	0.00%
	2021		1.00%	1.00%	14.94	14.94	222,264	3,321,704	21.35%	21.35%	0.00%
	2020		1.00%	1.00%	12.32	12.32	230,673	2,840,805	37.70%	37.70%	0.46%

American Funds Global Growth Fund - Class 2	2024		1.00%	1.00%	58.59	58.59	67,505	3,955,183	12.55%	12.55%	1.53%
	2023		1.00%	1.00%	52.06	52.06	72,727	3,785,921	21.38%	21.38%	0.89%
	2022		1.00%	1.00%	42.89	42.89	79,398	3,405,048	-25.49%	-25.49%	0.67%
	2021		1.00%	1.00%	57.56	57.56	82,603	4,754,329	15.26%	15.26%	0.34%
	2020		1.00%	1.00%	49.94	49.94	92,748	4,631,381	29.17%	29.17%	0.35%

American Funds Growth Fund - Class 2	2024		1.00%	1.00%	66.34	66.34	540,760	35,874,766	30.32%	30.32%	0.33%
	2023		1.00%	1.00%	50.91	50.91	613,263	31,219,989	37.11%	37.11%	0.36%
	2022		1.00%	1.00%	37.13	37.13	653,722	24,273,068	-30.64%	-30.64%	0.31%
	2021		1.00%	1.00%	53.53	53.53	730,041	39,078,738	20.78%	20.78%	0.21%
	2020		1.00%	1.00%	44.32	44.32	823,525	36,499,783	50.57%	50.57%	0.31%

American Funds Growth-Income Fund - Class 2	2024		1.00%	1.00%	56.36	56.36	166,336	9,375,436	22.99%	22.99%	1.10%
	2023		1.00%	1.00%	45.83	45.83	180,252	8,260,543	24.88%	24.88%	1.34%
	2022		1.00%	1.00%	36.70	36.70	209,171	7,675,860	-17.32%	-17.32%	1.29%
	2021		1.00%	1.00%	44.39	44.39	218,493	9,698,132	22.86%	22.86%	1.11%
	2020		1.00%	1.00%	36.13	36.13	242,688	8,767,666	12.42%	12.42%	1.31%

American Funds International Fund - Class 2	2024		1.00%	1.00%	20.32	20.32	171,555	3,486,042	2.13%	2.13%	1.16%
	2023		1.00%	1.00%	19.90	19.90	190,562	3,791,401	14.69%	14.69%	1.26%
	2022		1.00%	1.00%	17.35	17.35	214,657	3,723,731	-21.58%	-21.58%	1.71%
	2021		1.00%	1.00%	22.12	22.12	227,844	5,039,840	-2.48%	-2.48%	2.33%
	2020		1.00%	1.00%	22.68	22.68	254,253	5,766,785	12.84%	12.84%	0.64%

BlackRock Global Allocation V.I. Fund - Class I	2021		1.00%	1.00%	23.05	23.05	48,370	1,115,073	5.61%	5.61%	1.04%
	2020		1.00%	1.00%	21.83	21.83	37,117	810,179	19.80%	19.80%	1.28%

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

DWS Alternative Asset Allocation VIP Portfolio - Class A	2024		1.00%	1.00%	16.57	16.57	2,798	46,360	4.59%	4.59%	3.65%
	2023		1.00%	1.00%	15.84	15.84	3,761	59,574	5.13%	5.13%	6.71%
	2022		1.00%	1.00%	15.07	15.07	3,636	54,783	-8.34%	-8.34%	7.90%
	2021		1.00%	1.00%	16.44	16.44	4,503	74,024	11.62%	11.62%	2.28%
	2020		1.00%	1.00%	14.73	14.73	5,841	86,014	4.66%	4.66%	2.82%

Fidelity® VIP Asset Manager Portfolio - Initial Class	2024		1.00%	1.00%	66.37	66.37	226,342	15,021,397	7.42%	7.42%	2.36%
	2023		1.00%	1.00%	61.78	61.78	250,028	15,447,484	11.82%	11.82%	2.28%
	2022		1.00%	1.00%	55.25	55.25	283,359	15,656,156	-15.78%	-15.78%	2.03%
	2021		1.00%	1.00%	65.61	65.61	302,363	19,837,129	8.83%	8.83%	1.59%
	2020		1.00%	1.00%	60.29	60.29	318,359	19,192,630	13.73%	13.73%	1.50%

Fidelity® VIP Contrafund® Portfolio - Service Class 2	2024		1.00%	1.00%	69.08	69.08	285,858	19,748,030	32.12%	32.12%	0.03%
	2023		1.00%	1.00%	52.29	52.29	319,563	16,709,160	31.79%	31.79%	0.26%
	2022		1.00%	1.00%	39.67	39.67	336,677	13,357,318	-27.22%	-27.22%	0.26%
	2021		1.00%	1.00%	54.51	54.51	359,949	19,621,734	26.24%	26.24%	0.03%
	2020		1.00%	1.00%	43.18	43.18	405,340	17,502,937	28.94%	28.94%	0.08%

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	2024		1.00%	1.00%	13.61	13.61	269	3,656	6.34%	6.34%	1.91%
	2023		1.00%	1.00%	12.80	12.80	551	7,053	11.11%	11.11%	1.81%
	2022		1.00%	1.00%	11.52	11.52	14,871	171,299	-16.81%	-16.81%	1.86%
	2021		1.00%	1.00%	13.85	13.85	14,809	205,052	8.18%	8.18%	0.87%
	2020		1.00%	1.00%	12.80	12.80	14,727	188,496	13.58%	13.58%	1.15%

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	2024		1.00%	1.00%	14.14	14.14	37,718	533,247	7.21%	7.21%	3.14%
	2023		1.00%	1.00%	13.19	13.19	21,414	282,382	12.20%	12.20%	2.55%
	2022		1.00%	1.00%	11.75	11.75	25,177	295,923	-17.47%	-17.47%	1.98%
	2021		1.00%	1.00%	14.24	14.24	17,514	249,426	9.45%	9.45%	0.54%
	2020		1.00%	1.00%	13.01	13.01	38,267	497,928	14.53%	14.53%	0.95%

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	2024		1.00%	1.00%	14.81	14.81	9,546	141,327	8.05%	8.05%	1.83%
	2023		1.00%	1.00%	13.70	13.70	12,692	173,907	13.32%	13.32%	2.28%
	2022		1.00%	1.00%	12.09	12.09	12,043	145,613	-17.91%	-17.91%	1.95%
	2021		1.00%	1.00%	14.73	14.73	13,689	201,635	10.96%	10.96%	0.76%
	2020		1.00%	1.00%	13.28	13.28	15,421	204,719	15.48%	15.48%	1.10%

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	2024		1.00%	1.00%	15.93	15.93	60,118	957,575	9.66%	9.66%	2.05%
	2023		1.00%	1.00%	14.52	14.52	33,791	490,798	15.37%	15.37%	2.00%

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		1.00%	1.00%	12.59	12.59	25,300	318,519	-18.71%	-18.71%	1.46%
	2021		1.00%	1.00%	15.49	15.49	25,355	392,672	14.03%	14.03%	0.77%
	2020		1.00%	1.00%	13.58	13.58	30,756	417,698	16.78%	16.78%	0.96%

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	2024		1.00%	1.00%	16.92	16.92	13,291	224,932	11.69%	11.69%	1.41%
	2023		1.00%	1.00%	15.15	15.15	10,044	152,189	17.43%	17.43%	1.48%
	2022		1.00%	1.00%	12.90	12.90	6,600	85,160	-19.22%	-19.22%	1.50%
	2021		1.00%	1.00%	15.97	15.97	4,208	67,212	16.33%	16.33%	0.76%
	2020		1.00%	1.00%	13.73	13.73	2,940	40,377	17.81%	17.81%	0.63%

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	2024		1.00%	1.00%	17.11	17.11	22,614	386,838	12.41%	12.41%	1.13%
	2023		1.00%	1.00%	15.22	15.22	20,748	315,744	18.00%	18.00%	1.33%
	2022		1.00%	1.00%	12.90	12.90	17,110	220,660	-19.27%	-19.27%	1.43%
	2021		1.00%	1.00%	15.97	15.97	15,997	255,550	16.36%	16.36%	0.84%
	2020		1.00%	1.00%	13.73	13.73	7,351	100,917	17.78%	17.78%	0.77%

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	2024		1.00%	1.00%	17.11	17.11	34,677	593,264	12.42%	12.42%	1.10%
	2023		1.00%	1.00%	15.22	15.22	31,474	478,981	18.01%	18.01%	1.37%
	2022		1.00%	1.00%	12.90	12.90	24,728	318,899	-19.28%	-19.28%	1.32%
	2021		1.00%	1.00%	15.98	15.98	28,596	456,866	16.35%	16.35%	1.20%
	2020		1.00%	1.00%	13.73	13.73	13,071	179,484	17.81%	17.81%	0.92%

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	2024		1.00%	1.00%	15.92	15.92	14,403	229,278	12.48%	12.48%	1.12%
	2023		1.00%	1.00%	14.15	14.15	12,389	175,335	17.94%	17.94%	1.29%
	2022		1.00%	1.00%	12.00	12.00	8,903	106,832	-19.27%	-19.27%	1.65%
	2021		1.00%	1.00%	14.86	14.86	5,087	75,607	16.35%	16.35%	1.29%
	2020		1.00%	1.00%	12.77	12.77	2,345	29,957	17.83%	17.83%	1.11%

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	2024		1.00%	1.00%	15.93	15.93	3,649	58,118	12.40%	12.40%	0.93%
	2023		1.00%	1.00%	14.17	14.17	3,737	52,947	18.05%	18.05%	1.38%
	2022		1.00%	1.00%	12.00	12.00	1,610	19,324	-19.27%	-19.27%	1.44%
	2021		1.00%	1.00%	14.87	14.87	1,116	16,598	16.35%	16.35%	1.28%
	2020		1.00%	1.00%	12.78	12.78	775	9,905	17.86%	17.86%	0.94%

Fidelity® VIP Government Money Market Portfolio - Initial Class	2024		0.00%	0.00%	21.15	21.15	2,728	57,699	5.10%	5.10%	4.98%
	2023		0.00%	0.00%	20.13	20.13	4,652	93,623	4.89%	4.89%	4.78%
	2022		0.00%	0.00%	19.19	19.19	5,327	102,211	1.44%	1.44%	1.46%
	2021		0.00%	0.00%	18.92	18.92	4,611	87,221	0.01%	0.01%	0.01%
	2020		0.00%	0.00%	18.91	18.91	2,406	45,509	0.32%	0.32%	0.29%

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Fidelity® VIP Growth Portfolio - Initial Class	2024		1.00%	1.00%	286.21	286.21	343,105	98,200,742	29.09%	29.09%	0.00%
	2023		1.00%	1.00%	221.71	221.71	371,934	82,461,185	34.88%	34.88%	0.13%
	2022		1.00%	1.00%	164.37	164.37	394,062	64,772,892	-25.21%	-25.21%	0.62%
	2021		1.00%	1.00%	219.78	219.78	425,086	93,423,722	21.99%	21.99%	0.00%
	2020		1.00%	1.00%	180.16	180.16	465,682	83,897,314	42.46%	42.46%	0.07%

Janus Henderson Global Research Portfolio - Institutional Shares	2024		1.00%	1.00%	47.41	47.41	207,404	9,832,637	22.35%	22.35%	0.75%
	2023		1.00%	1.00%	38.75	38.75	219,237	8,494,720	25.52%	25.52%	0.93%
	2022		1.00%	1.00%	30.87	30.87	235,852	7,280,675	-20.21%	-20.21%	1.05%
	2021		1.00%	1.00%	38.69	38.69	245,760	9,508,664	16.92%	16.92%	0.51%
	2020		1.00%	1.00%	33.09	33.09	267,195	8,842,339	18.87%	18.87%	0.72%

LVIP American Century Balanced Fund - Standard Class II	2024		1.00%	1.00%	72.82	72.82	108,765	7,920,600	10.95%	10.95%	2.03%
	2023		1.00%	1.00%	65.64	65.64	120,430	7,904,565	15.25%	15.25%	1.92%
	2022		1.00%	1.00%	56.95	56.95	135,752	7,731,265	-18.09%	-18.09%	1.20%
	2021		1.00%	1.00%	69.53	69.53	144,638	10,056,531	14.62%	14.62%	0.72%
	2020		1.00%	1.00%	60.66	60.66	159,140	9,653,643	11.41%	11.41%	1.16%

LVIP Baron Growth Opportunities Fund - Service Class	2024		1.00%	1.00%	123.79	123.79	113,720	14,076,948	4.39%	4.39%	0.22%
	2023		1.00%	1.00%	118.58	118.58	134,287	15,923,287	16.64%	16.64%	0.00%
	2022		1.00%	1.00%	101.66	101.66	148,671	15,114,481	-26.57%	-26.57%	0.00%
	2021		1.00%	1.00%	138.45	138.45	157,829	21,851,034	17.54%	17.54%	0.00%
	2020		1.00%	1.00%	117.79	117.79	178,152	20,984,345	32.75%	32.75%	0.00%

LVIP BlackRock Advantage Allocation Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.03%
	2021		1.00%	1.00%	24.66	24.66	3,169	78,129	6.64%	6.64%	1.25%
	2020		1.00%	1.00%	23.12	23.12	3,382	78,187	12.00%	12.00%	1.84%

LVIP BlackRock Global Allocation Fund - Standard Class	2024		1.00%	1.00%	23.58	23.58	37,448	882,862	8.42%	8.42%	1.20%
	2023		1.00%	1.00%	21.75	21.75	49,450	1,075,294	12.49%	12.49%	2.87%
	2022	6/3/2022	1.00%	1.00%	19.33	19.33	49,793	962,515	-5.49%	-5.49%	0.37%

LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2024		1.00%	1.00%	10.64	10.64	28,984	308,515	1.62%	1.62%	3.84%
	2023		1.00%	1.00%	10.47	10.47	33,436	350,242	4.02%	4.02%	2.16%
	2022		1.00%	1.00%	10.07	10.07	39,823	401,004	-5.65%	-5.65%	9.66%
	2021		1.00%	1.00%	10.67	10.67	35,244	376,161	3.63%	3.63%	6.69%
	2020		1.00%	1.00%	10.30	10.30	40,795	420,150	4.23%	4.23%	0.16%

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP BlackRock Real Estate Fund - Standard Class	2024		1.00%	1.00%	11.46	11.46	10,080	115,555	0.60%	0.60%	2.75%
	2023		1.00%	1.00%	11.40	11.40	11,499	131,035	11.94%	11.94%	2.22%
	2022		1.00%	1.00%	10.18	10.18	17,711	180,297	-29.35%	-29.35%	1.55%
	2021		1.00%	1.00%	14.41	14.41	17,096	246,354	26.74%	26.74%	7.15%
	2020		1.00%	1.00%	11.37	11.37	15,996	181,863	-3.18%	-3.18%	4.65%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2024		1.00%	1.00%	26.83	26.83	108,989	2,923,935	29.12%	29.12%	0.01%
	2023		1.00%	1.00%	20.78	20.78	131,745	2,737,414	32.82%	32.82%	0.40%
	2022		1.00%	1.00%	15.64	15.64	140,336	2,195,442	-27.46%	-27.46%	0.00%
	2021		1.00%	1.00%	21.57	21.57	129,918	2,801,987	29.56%	29.56%	0.00%
	2020		1.00%	1.00%	16.65	16.65	130,538	2,173,057	22.59%	22.59%	0.37%

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2024		1.00%	1.00%	22.00	22.00	4,505	99,123	18.04%	18.04%	0.01%
	2023		1.00%	1.00%	18.64	18.64	4,592	85,610	16.58%	16.58%	0.26%
	2022		1.00%	1.00%	15.99	15.99	5,725	91,548	-24.33%	-24.33%	0.00%
	2021		1.00%	1.00%	21.13	21.13	5,213	110,161	12.16%	12.16%	0.00%
	2020		1.00%	1.00%	18.84	18.84	8,134	153,240	26.44%	26.44%	0.00%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2024		1.00%	1.00%	43.73	43.73	103,520	4,526,622	19.57%	19.57%	1.10%
	2023		1.00%	1.00%	36.57	36.57	110,687	4,047,821	21.56%	21.56%	1.35%
	2022		1.00%	1.00%	30.08	30.08	120,112	3,613,358	-16.09%	-16.09%	1.33%
	2021		1.00%	1.00%	35.85	35.85	135,110	4,843,959	26.28%	26.28%	1.12%
	2020		1.00%	1.00%	28.39	28.39	151,890	4,312,308	15.24%	15.24%	1.47%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2024		1.00%	1.00%	15.44	15.44	4,698	72,561	11.42%	11.42%	1.62%
	2023		1.00%	1.00%	13.86	13.86	4,771	66,138	16.07%	16.07%	1.66%
	2022		1.00%	1.00%	11.94	11.94	4,753	56,759	-12.93%	-12.93%	1.52%
	2021		1.00%	1.00%	13.72	13.72	5,342	73,272	16.15%	16.15%	1.29%
	2020		1.00%	1.00%	11.81	11.81	4,208	49,691	11.54%	11.54%	1.17%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2024		1.00%	1.00%	17.82	17.82	35,867	639,155	7.82%	7.82%	3.52%
	2023		1.00%	1.00%	16.53	16.53	36,151	597,489	8.95%	8.95%	3.38%
	2022		1.00%	1.00%	15.17	15.17	34,702	526,438	-12.71%	-12.71%	10.09%
	2021		1.00%	1.00%	17.38	17.38	35,186	611,511	7.70%	7.70%	5.30%
	2020		1.00%	1.00%	16.14	16.14	37,730	608,823	1.63%	1.63%	2.88%

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2024		1.00%	1.00%	21.48	21.48	27,558	592,037	6.63%	6.63%	3.32%
	2023		1.00%	1.00%	20.15	20.15	31,576	636,136	8.63%	8.63%	2.06%
	2022		1.00%	1.00%	18.55	18.55	30,971	574,394	-16.24%	-16.24%	2.71%

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		1.00%	1.00%	22.14	22.14	30,385	672,795	6.56%	6.56%	3.21%
	2020		1.00%	1.00%	20.78	20.78	34,642	719,793	6.01%	6.01%	2.21%

LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2024		1.00%	1.00%	21.32	21.32	97,223	2,072,673	10.04%	10.04%	3.02%
	2023		1.00%	1.00%	19.37	19.37	95,008	1,840,634	12.20%	12.20%	1.97%
	2022		1.00%	1.00%	17.27	17.27	97,345	1,680,862	-19.49%	-19.49%	2.51%
	2021		1.00%	1.00%	21.45	21.45	96,652	2,072,825	11.65%	11.65%	3.16%
	2020		1.00%	1.00%	19.21	19.21	105,629	2,028,984	4.80%	4.80%	2.19%

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2024		1.00%	1.00%	21.72	21.72	35,340	767,732	9.09%	9.09%	2.17%
	2023		1.00%	1.00%	19.91	19.91	58,674	1,168,415	10.73%	10.73%	1.95%
	2022		1.00%	1.00%	17.98	17.98	59,355	1,067,462	-18.20%	-18.20%	2.58%
	2021		1.00%	1.00%	21.99	21.99	66,621	1,464,743	9.72%	9.72%	2.63%
	2020		1.00%	1.00%	20.04	20.04	87,045	1,744,308	5.04%	5.04%	2.17%

LVIP JPMorgan Retirement Income Fund - Standard Class	2024		1.00%	1.00%	21.22	21.22	43,484	922,817	6.89%	6.89%	2.81%
	2023		1.00%	1.00%	19.85	19.85	54,803	1,088,052	10.49%	10.49%	3.66%
	2022		1.00%	1.00%	17.97	17.97	54,198	973,872	-14.19%	-14.19%	2.18%
	2021		1.00%	1.00%	20.94	20.94	46,221	967,891	4.82%	4.82%	2.97%
	2020		1.00%	1.00%	19.98	19.98	29,213	583,635	8.39%	8.39%	2.33%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2024		1.00%	1.00%	17.55	17.55	19,468	341,643	14.29%	14.29%	1.25%
	2023		1.00%	1.00%	15.36	15.36	18,532	284,565	10.96%	10.96%	1.58%
	2022		1.00%	1.00%	13.84	13.84	21,785	301,467	-10.07%	-10.07%	1.29%
	2021		1.00%	1.00%	15.39	15.39	15,407	237,086	27.79%	27.79%	1.14%
	2020		1.00%	1.00%	12.04	12.04	8,118	97,750	0.93%	0.93%	1.41%

LVIP Macquarie Bond Fund - Standard Class	2024		1.00%	1.00%	17.01	17.01	111,193	1,891,737	0.60%	0.60%	4.91%
	2023		1.00%	1.00%	16.91	16.91	113,164	1,913,817	4.88%	4.88%	3.14%
	2022		1.00%	1.00%	16.13	16.13	119,504	1,927,033	-14.56%	-14.56%	3.09%
	2021		1.00%	1.00%	18.87	18.87	126,952	2,395,937	-2.78%	-2.78%	1.84%
	2020		1.00%	1.00%	19.41	19.41	152,356	2,957,542	8.77%	8.77%	2.28%

LVIP Macquarie Diversified Floating Rate Fund - Service Class	2024		1.00%	1.00%	10.92	10.92	8,330	90,972	4.75%	4.75%	3.94%
	2023		1.00%	1.00%	10.43	10.43	12,578	131,132	4.27%	4.27%	5.10%
	2022		1.00%	1.00%	10.00	10.00	12,080	120,786	-1.16%	-1.16%	2.14%
	2021		1.00%	1.00%	10.12	10.12	11,976	121,153	-0.85%	-0.85%	0.88%
	2020		1.00%	1.00%	10.20	10.20	15,758	160,787	0.11%	0.11%	1.25%

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Macquarie Diversified Income Fund - Standard Class	2024		1.00%	1.00%	19.15	19.15	81,828	1,567,384	0.97%	0.97%	4.14%
	2023		1.00%	1.00%	18.97	18.97	87,316	1,656,500	5.18%	5.18%	3.57%
	2022		1.00%	1.00%	18.04	18.04	105,403	1,901,168	-14.71%	-14.71%	3.38%
	2021		1.00%	1.00%	21.15	21.15	108,572	2,296,184	-2.28%	-2.28%	4.95%
	2020		1.00%	1.00%	21.64	21.64	124,612	2,696,842	9.93%	9.93%	2.56%

LVIP Macquarie High Yield Fund - Standard Class	2024		1.00%	1.00%	25.44	25.44	53,646	1,364,673	5.60%	5.60%	6.29%
	2023		1.00%	1.00%	24.09	24.09	57,839	1,393,270	11.55%	11.55%	6.33%
	2022		1.00%	1.00%	21.60	21.60	65,898	1,423,101	-12.29%	-12.29%	6.07%
	2021		1.00%	1.00%	24.62	24.62	73,861	1,818,588	3.88%	3.88%	9.77%
	2020		1.00%	1.00%	23.70	23.70	78,126	1,851,769	6.17%	6.17%	5.74%

LVIP Macquarie SMID Cap Core Fund - Service Class	2024		1.00%	1.00%	36.77	36.77	62,132	2,284,497	13.25%	13.25%	0.36%
	2023		1.00%	1.00%	32.47	32.47	71,327	2,315,827	14.95%	14.95%	0.89%
	2022		1.00%	1.00%	28.25	28.25	82,245	2,323,109	-14.84%	-14.84%	0.18%
	2021		1.00%	1.00%	33.17	33.17	85,591	2,839,060	21.60%	21.60%	0.59%
	2020		1.00%	1.00%	27.28	27.28	93,229	2,543,021	9.64%	9.64%	0.28%

LVIP Macquarie Social Awareness Fund - Standard Class	2024		1.00%	1.00%	75.00	75.00	76,623	5,746,983	19.86%	19.86%	0.80%
	2023		1.00%	1.00%	62.57	62.57	87,546	5,478,125	28.88%	28.88%	1.02%
	2022		1.00%	1.00%	48.55	48.55	91,003	4,418,389	-20.51%	-20.51%	1.12%
	2021		1.00%	1.00%	61.08	61.08	96,357	5,885,598	25.18%	25.18%	0.74%
	2020		1.00%	1.00%	48.80	48.80	120,362	5,873,234	18.50%	18.50%	1.29%

LVIP Macquarie U.S. REIT Fund - Service Class	2024		1.00%	1.00%	51.00	51.00	103,049	5,255,459	6.48%	6.48%	2.89%
	2023		1.00%	1.00%	47.90	47.90	113,932	5,457,115	11.13%	11.13%	2.96%
	2022		1.00%	1.00%	43.10	43.10	127,882	5,511,972	-26.27%	-26.27%	2.82%
	2021		1.00%	1.00%	58.46	58.46	134,422	7,858,039	41.13%	41.13%	2.39%
	2020		1.00%	1.00%	41.42	41.42	143,204	5,931,897	-11.53%	-11.53%	1.70%

LVIP Macquarie Wealth Builder Fund - Standard Class	2024		1.00%	1.00%	25.89	25.89	18,231	471,998	7.11%	7.11%	2.49%
	2023		1.00%	1.00%	24.17	24.17	22,559	545,293	8.81%	8.81%	2.53%
	2022		1.00%	1.00%	22.21	22.21	26,949	598,655	-12.09%	-12.09%	2.24%
	2021		1.00%	1.00%	25.27	25.27	27,293	689,694	10.67%	10.67%	1.98%
	2020		1.00%	1.00%	22.83	22.83	30,645	699,737	4.56%	4.56%	2.20%

LVIP Mondrian Global Income Fund - Standard Class	2024		1.00%	1.00%	10.56	10.56	9,952	105,131	-6.10%	-6.10%	2.34%
	2023		1.00%	1.00%	11.25	11.25	9,501	106,874	2.99%	2.99%	0.00%
	2022		1.00%	1.00%	10.92	10.92	10,618	115,986	-15.98%	-15.98%	0.00%

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		1.00%	1.00%	13.00	13.00	11,208	145,707	-6.03%	-6.03%	2.79%
	2020		1.00%	1.00%	13.83	13.83	12,356	170,947	5.72%	5.72%	1.60%

LVIP Mondrian International Value Fund - Standard Class	2024		1.00%	1.00%	24.22	24.22	53,891	1,305,091	3.66%	3.66%	3.09%
	2023		1.00%	1.00%	23.36	23.36	58,427	1,365,019	18.92%	18.92%	3.19%
	2022		1.00%	1.00%	19.65	19.65	63,454	1,246,634	-11.64%	-11.64%	2.81%
	2021		1.00%	1.00%	22.24	22.24	64,925	1,443,616	10.16%	10.16%	3.21%
	2020		1.00%	1.00%	20.19	20.19	74,463	1,503,058	-5.92%	-5.92%	2.28%

LVIP SSGA Bond Index Fund - Standard Class	2024		1.00%	1.00%	12.06	12.06	115,216	1,389,145	0.05%	0.05%	2.68%
	2023		1.00%	1.00%	12.05	12.05	156,195	1,882,327	4.25%	4.25%	2.71%
	2022		1.00%	1.00%	11.56	11.56	28,542	329,942	-14.31%	-14.31%	1.75%
	2021		1.00%	1.00%	13.49	13.49	40,366	544,530	-2.95%	-2.95%	1.92%
	2020		1.00%	1.00%	13.90	13.90	46,766	650,076	6.42%	6.42%	1.82%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2024		1.00%	1.00%	19.57	19.57	47,497	929,414	8.88%	8.88%	3.05%
	2023		1.00%	1.00%	17.97	17.97	50,474	907,156	12.38%	12.38%	2.56%
	2022		1.00%	1.00%	15.99	15.99	50,048	800,436	-15.18%	-15.18%	3.77%
	2021		1.00%	1.00%	18.86	18.86	53,891	1,016,135	11.46%	11.46%	5.04%
	2020		1.00%	1.00%	16.92	16.92	58,010	981,348	5.95%	5.95%	1.82%

LVIP SSGA International Index Fund - Standard Class	2024		1.00%	1.00%	21.39	21.39	18,320	391,950	2.19%	2.19%	2.90%
	2023		1.00%	1.00%	20.94	20.94	23,169	485,072	16.40%	16.40%	3.73%
	2022		1.00%	1.00%	17.99	17.99	18,737	337,005	-15.17%	-15.17%	4.39%
	2021		1.00%	1.00%	21.20	21.20	18,997	402,797	9.95%	9.95%	2.55%
	2020		1.00%	1.00%	19.28	19.28	19,393	373,993	6.78%	6.78%	2.52%

LVIP SSGA International Managed Volatility Fund - Standard Class	2024		1.00%	1.00%	13.37	13.37	8,608	115,054	1.75%	1.75%	2.86%
	2023		1.00%	1.00%	13.14	13.14	10,096	132,626	16.28%	16.28%	2.57%
	2022		1.00%	1.00%	11.30	11.30	12,332	139,320	-17.66%	-17.66%	3.81%
	2021		1.00%	1.00%	13.72	13.72	14,962	205,280	9.66%	9.66%	2.52%
	2020		1.00%	1.00%	12.51	12.51	10,381	129,884	-1.96%	-1.96%	2.64%

LVIP SSGA S&P 500 Index Fund - Standard Class	2024		1.00%	1.00%	47.67	47.67	2,329,233	111,046,094	23.49%	23.49%	1.17%
	2023		1.00%	1.00%	38.61	38.61	2,462,151	95,055,093	24.76%	24.76%	1.47%
	2022		1.00%	1.00%	30.95	30.95	2,627,080	81,296,992	-19.12%	-19.12%	1.45%
	2021		1.00%	1.00%	38.26	38.26	2,792,077	106,831,226	27.14%	27.14%	1.26%
	2020		1.00%	1.00%	30.09	30.09	3,043,252	91,582,091	16.86%	16.86%	1.58%

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP SSGA Small-Cap Index Fund - Standard Class	2024		1.00%	1.00%	28.50	28.50	505,904	14,419,737	10.04%	10.04%	1.78%
	2023		1.00%	1.00%	25.90	25.90	560,152	14,509,506	15.34%	15.34%	1.25%
	2022		1.00%	1.00%	22.46	22.46	602,372	13,527,850	-21.57%	-21.57%	1.17%
	2021		1.00%	1.00%	28.63	28.63	644,014	18,441,306	13.42%	13.42%	0.80%
	2020		1.00%	1.00%	25.25	25.25	721,730	18,221,877	18.01%	18.01%	1.06%

LVIP T. Rowe Price 2010 Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.32%
	2021		1.00%	1.00%	18.39	18.39	6,440	118,404	7.53%	7.53%	2.37%
	2020		1.00%	1.00%	17.10	17.10	28,668	490,186	11.17%	11.17%	2.24%

LVIP T. Rowe Price 2020 Fund - Standard Class	2024		1.00%	1.00%	19.01	19.01	72,808	1,384,152	7.73%	7.73%	2.71%
	2023		1.00%	1.00%	17.65	17.65	74,224	1,309,803	12.41%	12.41%	2.37%
	2022		1.00%	1.00%	15.70	15.70	79,637	1,250,193	-16.02%	-16.02%	2.07%
	2021		1.00%	1.00%	18.69	18.69	123,171	2,302,485	9.13%	9.13%	3.44%
	2020		1.00%	1.00%	17.13	17.13	83,486	1,430,062	12.14%	12.14%	2.20%

LVIP T. Rowe Price 2030 Fund - Standard Class	2024		1.00%	1.00%	20.15	20.15	125,787	2,534,606	9.33%	9.33%	2.24%
	2023		1.00%	1.00%	18.43	18.43	130,385	2,403,054	14.98%	14.98%	2.06%
	2022		1.00%	1.00%	16.03	16.03	137,486	2,203,740	-17.70%	-17.70%	2.17%
	2021		1.00%	1.00%	19.48	19.48	142,039	2,766,281	12.47%	12.47%	2.45%
	2020		1.00%	1.00%	17.32	17.32	129,972	2,250,673	14.10%	14.10%	2.33%

LVIP T. Rowe Price 2040 Fund - Standard Class	2024		1.00%	1.00%	20.92	20.92	165,818	3,468,467	11.92%	11.92%	1.82%
	2023		1.00%	1.00%	18.69	18.69	178,284	3,332,027	18.00%	18.00%	1.73%
	2022		1.00%	1.00%	15.84	15.84	178,522	2,827,454	-18.56%	-18.56%	1.79%
	2021		1.00%	1.00%	19.45	19.45	185,310	3,603,908	15.77%	15.77%	2.62%
	2020		1.00%	1.00%	16.80	16.80	181,614	3,050,991	15.46%	15.46%	2.11%

LVIP T. Rowe Price 2050 Fund - Standard Class	2024		1.00%	1.00%	22.03	22.03	99,664	2,195,875	13.06%	13.06%	1.41%
	2023		1.00%	1.00%	19.49	19.49	99,588	1,940,676	19.11%	19.11%	1.64%
	2022		1.00%	1.00%	16.36	16.36	92,328	1,510,588	-18.76%	-18.76%	1.73%
	2021		1.00%	1.00%	20.14	20.14	93,806	1,889,265	16.83%	16.83%	2.59%
	2020		1.00%	1.00%	17.24	17.24	94,570	1,630,237	15.73%	15.73%	2.18%

LVIP T. Rowe Price 2060 Fund - Standard Class	2024		1.00%	1.00%	17.06	17.06	2,410	41,107	13.14%	13.14%	1.39%
	2023		1.00%	1.00%	15.08	15.08	2,378	35,864	19.11%	19.11%	1.93%
	2022		1.00%	1.00%	12.66	12.66	363	4,590	-18.69%	-18.69%	4.75%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2024		1.00%	1.00%	71.19	71.19	196,266	13,972,173	22.44%	22.44%	0.31%

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		1.00%	1.00%	58.14	58.14	219,408	12,757,119	19.97%	19.97%	0.03%
	2022		1.00%	1.00%	48.47	48.47	233,464	11,315,242	-25.28%	-25.28%	0.02%
	2021		1.00%	1.00%	64.86	64.86	245,153	15,900,875	12.71%	12.71%	0.01%
	2020		1.00%	1.00%	57.55	57.55	289,866	16,680,623	30.38%	30.38%	0.00%

Macquarie VIP Small Cap Value Series - Service Class	2024		1.00%	1.00%	45.14	45.14	90,676	4,093,281	9.91%	9.91%	1.05%
	2023		1.00%	1.00%	41.07	41.07	109,476	4,496,152	8.01%	8.01%	0.64%
	2022		1.00%	1.00%	38.02	38.02	119,680	4,550,729	-13.23%	-13.23%	0.53%
	2021		1.00%	1.00%	43.82	43.82	129,177	5,660,682	32.68%	32.68%	0.64%
	2020		1.00%	1.00%	33.03	33.03	129,509	4,277,315	-3.15%	-3.15%	1.03%

Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2024		1.00%	1.00%	19.99	19.99	356,893	7,135,484	24.59%	24.59%	0.23%
	2023		1.00%	1.00%	16.05	16.05	378,760	6,077,997	25.64%	25.64%	0.34%
	2022		1.00%	1.00%	12.77	12.77	405,911	5,184,544	-19.26%	-19.26%	0.43%
	2021		1.00%	1.00%	15.82	15.82	427,977	6,770,730	22.25%	22.25%	0.37%
	2020		1.00%	1.00%	12.94	12.94	488,324	6,319,426	18.37%	18.37%	0.62%

T. Rowe Price International Stock Portfolio	2024		1.00%	1.00%	30.89	30.89	127,261	3,930,682	2.22%	2.22%	0.88%
	2023		1.00%	1.00%	30.21	30.21	148,786	4,495,519	15.08%	15.08%	0.91%
	2022		1.00%	1.00%	26.25	26.25	173,412	4,552,896	-16.65%	-16.65%	0.75%
	2021		1.00%	1.00%	31.50	31.50	188,985	5,953,126	0.31%	0.31%	0.55%
	2020		1.00%	1.00%	31.40	31.40	217,804	6,839,519	13.31%	13.31%	0.58%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2024:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Large Cap Growth Portfolio - Class B	$275,711	$429,903
AB VPS Sustainable Global Thematic Portfolio - Class B	95,345	263,266
American Funds Global Growth Fund - Class 2	248,503	413,868
American Funds Growth Fund - Class 2	1,186,412	4,762,416
American Funds Growth-Income Fund - Class 2	927,845	1,239,504
American Funds International Fund - Class 2	93,206	487,975
DWS Alternative Asset Allocation VIP Portfolio - Class A	3,742	18,132
Fidelity® VIP Asset Manager Portfolio - Initial Class	463,016	1,704,587
Fidelity® VIP Contrafund® Portfolio - Service Class 2	3,324,928	3,356,639
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	1,563	5,279
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	410,674	166,291
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	55,615	100,198
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	468,337	31,424
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	107,143	48,006
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	62,077	24,331
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	109,169	48,704
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	48,372	13,501
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	11,788	12,686
Fidelity® VIP Government Money Market Portfolio - Initial Class	195,769	231,693
Fidelity® VIP Growth Portfolio - Initial Class	21,802,672	9,883,889
Janus Henderson Global Research Portfolio - Institutional Shares	637,058	864,312
LVIP American Century Balanced Fund - Standard Class II	268,144	994,536
LVIP Baron Growth Opportunities Fund - Service Class	185,260	2,760,250
LVIP BlackRock Global Allocation Fund - Standard Class	67,837	316,734
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	34,819	72,898
LVIP BlackRock Real Estate Fund - Standard Class	10,218	23,539
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	154,233	608,014
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	10,672	7,495
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	235,631	336,471
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	5,413	2,978
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	108,253	99,911
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	41,007	105,434
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	132,258	31,760
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	56,675	539,362
LVIP JPMorgan Retirement Income Fund - Standard Class	47,791	264,677
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	148,837	125,594
LVIP Macquarie Bond Fund - Standard Class	221,376	179,582
LVIP Macquarie Diversified Floating Rate Fund - Service Class	12,458	54,573
LVIP Macquarie Diversified Income Fund - Standard Class	200,465	256,175
LVIP Macquarie High Yield Fund - Standard Class	114,799	146,088
LVIP Macquarie SMID Cap Core Fund - Service Class	141,048	358,763
LVIP Macquarie Social Awareness Fund - Standard Class	229,354	835,075
LVIP Macquarie U.S. REIT Fund - Service Class	176,640	602,557
LVIP Macquarie Wealth Builder Fund - Standard Class	20,892	125,435
LVIP Mondrian Global Income Fund - Standard Class	17,275	10,902
LVIP Mondrian International Value Fund - Standard Class	64,904	135,664
LVIP SSGA Bond Index Fund - Standard Class	118,361	596,785
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	45,242	80,772
LVIP SSGA International Index Fund - Standard Class	21,178	122,599
LVIP SSGA International Managed Volatility Fund - Standard Class	8,217	27,121
LVIP SSGA S&P 500 Index Fund - Standard Class	10,461,667	8,427,154
LVIP SSGA Small-Cap Index Fund - Standard Class	877,747	1,695,831
LVIP T. Rowe Price 2020 Fund - Standard Class	148,814	130,217

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales

LVIP T. Rowe Price 2030 Fund - Standard Class	$226,750	$248,292
LVIP T. Rowe Price 2040 Fund - Standard Class	220,914	396,687
LVIP T. Rowe Price 2050 Fund - Standard Class	195,769	149,641
LVIP T. Rowe Price 2060 Fund - Standard Class	27,188	26,104
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,433,817	1,826,954
Macquarie VIP Small Cap Value Series - Service Class	217,358	849,195
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	494,033	626,168
T. Rowe Price International Stock Portfolio	150,779	739,324

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2024:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Large Cap Growth Portfolio - Class B	41,619	$79.72	$3,317,886	$2,650,952
AB VPS Sustainable Global Thematic Portfolio - Class B	66,992	32.80	2,197,331	1,863,447
American Funds Global Growth Fund - Class 2	108,748	36.37	3,955,183	3,159,143
American Funds Growth Fund - Class 2	285,196	125.79	35,874,766	21,969,936
American Funds Growth-Income Fund - Class 2	137,108	68.38	9,375,436	6,593,887
American Funds International Fund - Class 2	196,397	17.75	3,486,042	3,660,043
DWS Alternative Asset Allocation VIP Portfolio - Class A	3,580	12.95	46,360	47,007
Fidelity® VIP Asset Manager Portfolio - Initial Class	913,155	16.45	15,021,397	13,526,112
Fidelity® VIP Contrafund® Portfolio - Service Class 2	355,820	55.50	19,748,030	13,351,551
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	290	12.59	3,656	3,887
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	33,643	15.85	533,247	527,576
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	8,686	16.27	141,327	130,971
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	34,695	27.60	957,575	895,970
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	8,309	27.07	224,932	204,944
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	14,046	27.54	386,838	354,933
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	23,855	24.87	593,264	540,458
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	16,365	14.01	229,278	197,312
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	4,205	13.82	58,118	50,872
Fidelity® VIP Government Money Market Portfolio - Initial Class	57,699	1.00	57,699	57,699
Fidelity® VIP Growth Portfolio - Initial Class	1,013,005	96.94	98,200,742	73,361,270
Janus Henderson Global Research Portfolio - Institutional Shares	135,436	72.60	9,832,637	5,890,282
LVIP American Century Balanced Fund - Standard Class II	942,592	8.40	7,920,600	6,865,529
LVIP Baron Growth Opportunities Fund - Service Class	186,682	75.41	14,076,948	7,895,935
LVIP BlackRock Global Allocation Fund - Standard Class	72,753	12.14	882,862	822,391
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	34,226	9.01	308,515	341,600
LVIP BlackRock Real Estate Fund - Standard Class	15,553	7.43	115,555	137,865
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	52,162	56.06	2,923,935	1,903,455
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	4,523	21.92	99,123	82,534
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	93,354	48.49	4,526,622	3,190,198
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,641	44.22	72,561	61,509
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	82,792	7.72	639,155	656,072
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	49,026	12.08	592,037	632,109
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	155,594	13.32	2,072,673	1,996,995
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	56,751	13.53	767,732	754,577
LVIP JPMorgan Retirement Income Fund - Standard Class	73,438	12.57	922,817	968,476
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	17,532	19.49	341,643	334,483
LVIP Macquarie Bond Fund - Standard Class	166,776	11.34	1,891,737	2,216,552
LVIP Macquarie Diversified Floating Rate Fund - Service Class	9,306	9.78	90,972	93,010
LVIP Macquarie Diversified Income Fund - Standard Class	180,035	8.71	1,567,384	1,848,275
LVIP Macquarie High Yield Fund - Standard Class	323,229	4.22	1,364,673	1,576,683
LVIP Macquarie SMID Cap Core Fund - Service Class	91,238	25.04	2,284,497	2,106,471
LVIP Macquarie Social Awareness Fund - Standard Class	107,906	53.26	5,746,983	4,136,988
LVIP Macquarie U.S. REIT Fund - Service Class	381,300	13.78	5,255,459	4,893,629
LVIP Macquarie Wealth Builder Fund - Standard Class	39,868	11.84	471,998	498,542
LVIP Mondrian Global Income Fund - Standard Class	11,774	8.93	105,131	127,153
LVIP Mondrian International Value Fund - Standard Class	78,351	16.66	1,305,091	1,336,157
LVIP SSGA Bond Index Fund - Standard Class	142,141	9.77	1,389,145	1,439,255
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	78,631	11.82	929,414	888,183
LVIP SSGA International Index Fund - Standard Class	37,507	10.45	391,950	360,173
LVIP SSGA International Managed Volatility Fund - Standard Class	12,200	9.43	115,054	108,984
LVIP SSGA S&P 500 Index Fund - Standard Class	3,661,263	30.33	111,046,094	62,854,477
LVIP SSGA Small-Cap Index Fund - Standard Class	439,814	32.79	14,419,737	11,814,767
LVIP T. Rowe Price 2020 Fund - Standard Class	146,688	9.44	1,384,152	1,545,812

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP T. Rowe Price 2030 Fund - Standard Class	217,993	$11.63	$2,534,606	$2,474,172
LVIP T. Rowe Price 2040 Fund - Standard Class	279,310	12.42	3,468,467	3,054,806
LVIP T. Rowe Price 2050 Fund - Standard Class	161,675	13.58	2,195,875	1,857,370
LVIP T. Rowe Price 2060 Fund - Standard Class	2,764	14.87	41,107	37,526
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	432,294	32.32	13,972,173	10,072,003
Macquarie VIP Small Cap Value Series - Service Class	101,696	40.25	4,093,281	3,501,107
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	178,700	39.93	7,135,484	4,880,013
T. Rowe Price International Stock Portfolio	262,746	14.96	3,930,682	3,687,135

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Large Cap Growth Portfolio - Class B	6,825	(19,801)	(12,976)
AB VPS Sustainable Global Thematic Portfolio - Class B	7,223	(18,875)	(11,652)
American Funds Global Growth Fund - Class 2	1,511	(6,733)	(5,222)
American Funds Growth Fund - Class 2	7,381	(79,884)	(72,503)
American Funds Growth-Income Fund - Class 2	8,774	(22,690)	(13,916)
American Funds International Fund - Class 2	3,143	(22,150)	(19,007)
DWS Alternative Asset Allocation VIP Portfolio - Class A	109	(1,072)	(963)
Fidelity® VIP Asset Manager Portfolio - Initial Class	849	(24,535)	(23,686)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	17,208	(50,913)	(33,705)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	97	(379)	(282)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	28,511	(12,207)	16,304
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	3,520	(6,666)	(3,146)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	28,003	(1,676)	26,327
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	6,033	(2,786)	3,247
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	3,170	(1,304)	1,866
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	5,852	(2,649)	3,203
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	2,742	(728)	2,014
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	664	(752)	(88)
Fidelity® VIP Government Money Market Portfolio - Initial Class	9,240	(11,164)	(1,924)
Fidelity® VIP Growth Portfolio - Initial Class	5,127	(33,956)	(28,829)
Janus Henderson Global Research Portfolio - Institutional Shares	6,197	(18,030)	(11,833)
LVIP American Century Balanced Fund - Standard Class II	1,874	(13,539)	(11,665)
LVIP Baron Growth Opportunities Fund - Service Class	1,025	(21,592)	(20,567)
LVIP BlackRock Global Allocation Fund - Standard Class	1,721	(13,723)	(12,002)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2,236	(6,688)	(4,452)
LVIP BlackRock Real Estate Fund - Standard Class	623	(2,042)	(1,419)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,605	(24,361)	(22,756)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	291	(378)	(87)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	189	(7,356)	(7,167)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	99	(172)	(73)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	4,969	(5,253)	(284)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	853	(4,871)	(4,018)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	3,125	(910)	2,215
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,473	(24,807)	(23,334)
LVIP JPMorgan Retirement Income Fund - Standard Class	1,131	(12,450)	(11,319)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	8,026	(7,090)	936
LVIP Macquarie Bond Fund - Standard Class	7,916	(9,887)	(1,971)
LVIP Macquarie Diversified Floating Rate Fund - Service Class	794	(5,042)	(4,248)
LVIP Macquarie Diversified Income Fund - Standard Class	7,223	(12,711)	(5,488)
LVIP Macquarie High Yield Fund - Standard Class	1,325	(5,518)	(4,193)
LVIP Macquarie SMID Cap Core Fund - Service Class	469	(9,664)	(9,195)
LVIP Macquarie Social Awareness Fund - Standard Class	59	(10,982)	(10,923)
LVIP Macquarie U.S. REIT Fund - Service Class	737	(11,620)	(10,883)
LVIP Macquarie Wealth Builder Fund - Standard Class	346	(4,674)	(4,328)
LVIP Mondrian Global Income Fund - Standard Class	1,401	(950)	451
LVIP Mondrian International Value Fund - Standard Class	470	(5,006)	(4,536)
LVIP SSGA Bond Index Fund - Standard Class	6,033	(47,012)	(40,979)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	715	(3,692)	(2,977)
LVIP SSGA International Index Fund - Standard Class	425	(5,274)	(4,849)
LVIP SSGA International Managed Volatility Fund - Standard Class	362	(1,850)	(1,488)
LVIP SSGA S&P 500 Index Fund - Standard Class	39,427	(172,345)	(132,918)
LVIP SSGA Small-Cap Index Fund - Standard Class	4,222	(58,470)	(54,248)
LVIP T. Rowe Price 2020 Fund - Standard Class	5,121	(6,537)	(1,416)
LVIP T. Rowe Price 2030 Fund - Standard Class	7,722	(12,320)	(4,598)

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP T. Rowe Price 2040 Fund - Standard Class	6,175	(18,641)	(12,466)
LVIP T. Rowe Price 2050 Fund - Standard Class	6,583	(6,507)	76
LVIP T. Rowe Price 2060 Fund - Standard Class	1,565	(1,533)	32
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2,765	(25,907)	(23,142)
Macquarie VIP Small Cap Value Series - Service Class	396	(19,196)	(18,800)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	8,939	(30,806)	(21,867)
T. Rowe Price International Stock Portfolio	806	(22,331)	(21,525)

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Large Cap Growth Portfolio - Class B	5,502	(39,944)	(34,442)
AB VPS Sustainable Global Thematic Portfolio - Class B	2,380	(24,465)	(22,085)
American Funds Global Growth Fund - Class 2	4,095	(10,766)	(6,671)
American Funds Growth Fund - Class 2	12,254	(52,713)	(40,459)
American Funds Growth-Income Fund - Class 2	6,201	(35,120)	(28,919)
American Funds International Fund - Class 2	2,619	(26,714)	(24,095)
DWS Alternative Asset Allocation VIP Portfolio - Class A	170	(45)	125
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,323	(34,654)	(33,331)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	10,733	(27,847)	(17,114)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	23	(14,343)	(14,320)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	3,724	(7,487)	(3,763)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	916	(267)	649
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	9,603	(1,112)	8,491
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	3,628	(184)	3,444
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	4,030	(392)	3,638
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	7,663	(917)	6,746
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	3,950	(464)	3,486
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	2,172	(45)	2,127
Fidelity® VIP Government Money Market Portfolio - Initial Class	3,731	(4,406)	(675)
Fidelity® VIP Growth Portfolio - Initial Class	2,523	(24,651)	(22,128)
Janus Henderson Global Research Portfolio - Institutional Shares	1,540	(18,155)	(16,615)
LVIP American Century Balanced Fund - Standard Class II	1,178	(16,500)	(15,322)
LVIP Baron Growth Opportunities Fund - Service Class	2,729	(17,113)	(14,384)
LVIP BlackRock Global Allocation Fund - Standard Class	1,716	(2,059)	(343)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2,760	(9,147)	(6,387)
LVIP BlackRock Real Estate Fund - Standard Class	534	(6,746)	(6,212)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	10,756	(19,347)	(8,591)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,059	(2,192)	(1,133)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,277	(11,702)	(9,425)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	123	(105)	18
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	9,208	(7,759)	1,449
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	634	(29)	605
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,779	(5,116)	(2,337)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,251	(1,932)	(681)
LVIP JPMorgan Retirement Income Fund - Standard Class	1,337	(732)	605
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,722	(5,975)	(3,253)
LVIP Macquarie Bond Fund - Standard Class	2,505	(8,845)	(6,340)
LVIP Macquarie Diversified Floating Rate Fund - Service Class	623	(125)	498
LVIP Macquarie Diversified Income Fund - Standard Class	2,210	(20,297)	(18,087)
LVIP Macquarie High Yield Fund - Standard Class	473	(8,532)	(8,059)
LVIP Macquarie SMID Cap Core Fund - Service Class	1,819	(12,737)	(10,918)
LVIP Macquarie Social Awareness Fund - Standard Class	644	(4,101)	(3,457)
LVIP Macquarie U.S. REIT Fund - Service Class	1,144	(15,094)	(13,950)
LVIP Macquarie Wealth Builder Fund - Standard Class	407	(4,797)	(4,390)
LVIP Mondrian Global Income Fund - Standard Class	560	(1,677)	(1,117)
LVIP Mondrian International Value Fund - Standard Class	750	(5,777)	(5,027)
LVIP SSGA Bond Index Fund - Standard Class	175,658	(48,005)	127,653
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	3,278	(2,852)	426
LVIP SSGA International Index Fund - Standard Class	4,778	(346)	4,432
LVIP SSGA International Managed Volatility Fund - Standard Class	569	(2,805)	(2,236)
LVIP SSGA S&P 500 Index Fund - Standard Class	25,549	(190,478)	(164,929)
LVIP SSGA Small-Cap Index Fund - Standard Class	4,595	(46,815)	(42,220)
LVIP T. Rowe Price 2020 Fund - Standard Class	1,836	(7,249)	(5,413)
LVIP T. Rowe Price 2030 Fund - Standard Class	5,328	(12,429)	(7,101)

Lincoln Life & Annuity Variable Annuity Account L
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP T. Rowe Price 2040 Fund - Standard Class	13,014	(13,252)	(238)
LVIP T. Rowe Price 2050 Fund - Standard Class	9,049	(1,789)	7,260
LVIP T. Rowe Price 2060 Fund - Standard Class	2,015	—	2,015
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	6,010	(20,066)	(14,056)
Macquarie VIP Small Cap Value Series - Service Class	805	(11,009)	(10,204)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,154	(28,305)	(27,151)
T. Rowe Price International Stock Portfolio	2,409	(27,035)	(24,626)
7. Subsequent Events
Management evaluated subsequent events through the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York and Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life & Annuity Variable Annuity Account L (“Variable Account”), as of December 31, 2024 the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Variable Account’s Auditor since 1996.
Philadelphia, Pennsylvania
April 16, 2025

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Large Cap Growth Portfolio - Class B	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Sustainable Global Thematic Portfolio - Class B	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth-Income Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds International Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Government Money Market Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Balanced Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Floating Rate Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie High Yield Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie SMID Cap Core Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Social Awareness Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. REIT Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Wealth Builder Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2060 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Small Cap Value Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price International Stock Portfolio	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024